Exhibit 10.1

Retirement Plan of
the Hudson River Bank and
Trust Company

Effective October 1, 1997

PREAMBLE

The purpose of this Plan and Trust is to provide, in accordance with its provisions, a defined benefit pension plan providing retirement and other related benefits for those Employees of the Employer who are eligible to participate hereunder.

This document is a complete amendment and restatement of the Retirement Plan of The Hudson River Bank & Trust Company, which was formerly known as The Retirement Plan of Hudson City Savings Institution in RSI Retirement Trust, which was originally effective as of May 1, 1941.

The Plan has been created with the intent that it qualifies for approval under sections 401 and 410 through 417 of the Internal Revenue Code. The Trust has been created with the intent that it qualifies for approval under Section 501 of the Code. It is further intended that the Plan comply with the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). In case of any ambiguity in the Plan’s language, it will be interpreted to accomplish the Plan’s intent of qualifying under the Code and complying with ERISA.

This Plan and Trust is created exclusively for the benefit of the eligible Employees and their Beneficiaries. Neither the Employer, the Plan Administrator nor the Trustee will apply or interpret the terms of the Plan in any manner that permits discrimination in favor of Highly Compensated Employees. All Employees under similar circumstances will be treated alike.

The terms and conditions of the Plan, as of October 1, 1997 shall, except as otherwise specifically provided, apply only to Participants who have not retired or terminated their employment with the Employer as of October 1, 1997. Except as otherwise specifically provided herein, the right to any benefit under the Plan with respect to a Participant who retired or terminated employment with the Employer prior to October 1, 1997, shall be determined in accordance with the terms of the Plan as in effect at the date of retirement or termination of employment.

The undersigned Employer and Trustee hereby adopt this restatement of the Retirement Plan of The Hudson River Bank & Trust Company to be effective as of October 1, 1997, and agree to be bound by the terms and conditions thereof.

ARTICLE 1 – DEFINITION

1.01	Accrued Benefit	1-1

1.02	Reserved	1-1

1.03	Actuarial Equivalent	1-1

1.04	Affiliated Employer	1-2

1.05	Average Annual Compensation	1-2

1.06	Beneficiary	1-2

1.07	Reserved	1-2

1.08	Code and ERISA	1-2

1.09	Compensation	1-2

1.10	Controlled Group	1-3

1.11	Reserved	1-3

1.12	Reserved	1-3

1.13	Defined Benefit Plan	1-3

1.14	Defined Contribution Plan	1-3

1.15	Effective Date	1-3

1.16	Eligible Employee Classification	1-3

1.17	Employee	1-3

1.18	Employer, Plan Sponsor, and Participating Employer	1-4

1.19	Employment Commencement Date	1-4

1.20	Entry Date	1-4

1.21	Reserved	1-4

1.22	Expected Retirement Benefit	1-4

1.23	Fiscal Year	1-5

1.24	Reserved	1-5

1.25	Highly Compensated Definitions	1-5

1.26	Reserved	1-6

1.27	Hour of Service	1-6

1.28	Reserved	1-7

1.29	Reserved	1-7

1.30	Leave of Absence	1-7

1.31	Limitation Year	1-7

1.32	Reserved	1-7

1.33	Normal Retirement Age	1-7

1.34	Normal Retirement Date	1-8

1.35	One Year Break-in-Service	1-8

1.36	Optional Benefit Form	1-8

1.37	Participant	1-8

1.38	Reserved	1-8

1.39	Participant Contributions	1-8

1.40	Plan, Plan and Trust, Trust	1-8

1.41	Plan Administrator	1-9

1.42	Plan Year	1-9

1.43	Reserved	1-9

1.44	Qualified Annuity Definitions	1-9

1.45	Required Beginning Date	1-12

ARTICLE 1 – DEFINITION (continued)

1.46	Section 401(a)(17) Limitation	1-12

1.47	Reserved	1-12

1.48	Surviving Spouse	1-12

1.49	Reserved	1-12

1.50	Reserved	1-12

1.51	Top-Heavy Definitions	1-13

1.52	Reserved	1-16

1.53	Trustee(s)	1-16

1.54	Vested Accrued Benefit	1-16

1.55	Vesting Schedule	1-16

1.56	Written Resolution	1-17

1.57	Years of Service	1-17

ARTICLE 2 - PARTICIPATION

2.01	Participation	2-1

2.02	Participation After Reemployment	2-1

2.03	Change in Employment Classification	2-2

2.04	Participation Waiver	2-2

2.05	Reserved	2-2

2.06	Reserved	2-2

2.07	Reserved	2-2

2.08	Reserved	2-2

ARTICLE 3 - RETIREMENT BENEFITS

3.01	Normal Retirement	3-1

3.02	Early Retirement	3-2

3.03	Late Retirement	3-2

3.04	Disability Retirement	3-3

3.05	Permitted Disparity Limits	3-4

3.06	Form of Benefit Payment	3-6

3.07	Optional Benefit Forms	3-6

3.08	Commencement of Benefit	3-7

3.09	Directed Transfer of Eligible Rollover Distributions	3-8

3.10	Suspension of Benefits after Commencement of Benefits	3-8

ARTICLE 4 – DEATH BENEFIT

4.01	Pre-Retirement Death Benefit	4-1

4.02	Post-Retirement Death Benefit	4-3

4.03	Effect of Death on Benefit Rights	4-3

4.04	Designation of Beneficiary	4-3

4.05	Reserved	4-3

4.06	Reserved	4-3

4.07	Reserved	4-3

ARTICLE 5 – TERMINATION OF EMPLOYMENT

5.01	Termination of Employment	5-1

5.02	Payment of Vested Accrued Benefit	5-1

5.03	Cash-Out Distribution	5-1

5.04	Forfeitures	5-1

5.05	Reemployment	5-2

5.06	Reserved	5-2

5.07	Reserved	5-2

5.08	Reserved	5-2

ARTICLE 6 - ACCRUED BENEFIT

6.01	Accrued Benefit	6-1

6.02	Minimum Benefit Requirement for Top-Heavy Plan	6-1

ARTICLE 7 - LIMITATION ON BENEFITS

7.01	Limitation on Benefits	7-1

7.02	Where Employer Maintains a Qualified Defined Contribution Plan	7-1

7.03	Definitions Applicable to Article 7	7-1

ARTICLE 8 - MISCELLANEOUS

8.01	Employment Rights of Parties Not Restricted	8-1

8.02	Alienation	8-1

8.03	Qualification of Plan	8-1

8.04	Construction	8-1

8.05	Named Fiduciaries	8-2

8.06	Status of Insurer	8-2

8.07	Adoption and Withdrawal by Other Organizations	8-2

8.08	Employer Contributions	8-3

8.09	Reserved	8-4

8.10	Reserved	8-4

8.11	Rollover Contributions	8-4

ARTICLE 9 – ADMINISTRATION

9.01	Plan Administrator	9-1

9.02	Powers and Duties of the Plan Administrator	9-1

9.03	Actions of the Plan Administrator	9-1

9.04	Reliance on Plan Administrator and Employer	9-1

9.05	Reports to Participants	9-2

9.06	Bond	9-2

9.07	Compensation of Plan Administrator	9-2

9.08	Claims Procedure	9-2

9.09	Liability of Fiduciaries	9-2

9.10	Expenses of Administration	9-3

9.11	Distribution Authority	9-3

9.12	Funding Policy	9-3

ARTICLE 10 - AMENDMENT OR TERMINATION OF PLAN

10.01	Right of Plan Sponsor to Amend or Terminate	10-1

10.02	Allocation of Assets Upon Termination of Plan	10-1

10.03	Exclusive Benefit	10-2

10.04	Failure to Qualify	10-2

10.05	Mergers, Consolidations or Transfers of Plan Assets	10-2

10.06	Effect of Plan Amendment on Vesting Schedule	10-3

10.07	Early Termination of Plan	10-3

10.08	Action by Employer	10-3

ARTICLE 11 – TRUSTEE AND TRUST FUND

11.01	Acceptance of Trust	11-1

11.02	Trust Fund	11-1

11.03	Receipt of Contributions	11-2

11.04	Powers of the Trustee	11-2

11.05	Investment in Common or Collective Trust Funds	11-3

11.06	Investment in Insurance Company Contracts	11-3

11.07	Fees and Expenses from Fund	11-4

11.08	Records and Accounting	11-4

11.09	Distribution Directions	11-4

11.10	Third Party	11-4

11.11	Professional Agents	11-4

11.12	Valuation of Trust	11-4

11.13	Liability of Trustee	11-4

11.14	Removal or Resignation and Successor Trustee	11-5

11.15	Appointment of Investment Manager	11-5

APPENDICIES

A	Actuarial Equivalent

B	Former Schenectady Federal Savings Bank Retirement Plan Participants

C	Former Schenectady Federal Savings Bank Retirement Plan Actuarial Adjustment Factors

ARTICLE 1

DEFINITIONS

As used in this document, unless otherwise defined or required by the context, the following terms have the meanings set forth in this Article 1. Some of the terms used in this document are not defined in Article 1, but for convenience are defined as they are introduced in the text.

1.01

Accrued Benefit

(a)

In General

Subject to the provisions of Article 6, the Accrued Benefit for each Participant is determined using the same formula, which is used to compute the Participant’s Normal Retirement Benefit in Section 3.01.

(b)

Section 401(a)(17) Employee

A Section 401(a)(17) Employee means an Employee whose current Accrued Benefit as of a date on or after the first day of the first plan year beginning on or after October 1, 1994, is based on Compensation for a year beginning prior to the first day of the first plan year beginning on or after October 1, 1994, that exceeded $150,000.

(c)

Fresh Start with Extended Wear-Away

Unless otherwise provided under the Plan, effective for the first plan year beginning on or after October 1, 1994, each Section 401(a)(17) Employee’s Accrued Benefit under this Plan will be the greater of the Accrued Benefit determined for the Employee under (1) or (2) below:

(1)

The Employee’s Accrued Benefit determined with respect to the current formula, as applied to the Employee’s total years of service taken into account under the Plan for purposes of benefit accruals, or

(2)

The sum of:

(A)

A Participant’s frozen Accrued Benefit is the amount of the Participant’s Accrued Benefit as of the latest fresh start date which is the last day of the Plan Year beginning before October 1, 1994, determined as if the Participant terminated employment with the Employer as of the latest fresh-start date, (or the date the Participant actually terminated employment with the Employer, if earlier), without regard to any amendment made to the Plan after that date other than amendments recognized as effective as of or before the date under section 401(b) of the Internal Revenue Code or section 1.401(a)(4)-11(g) of the regulations, and

(B)

The Employee’s Accrued Benefit determined under the current formula, as applied to the Employee’s years of service credited to the Employee for plan years beginning on or after October 1, 1994 for purposes of benefit accruals.

1.02

Reserved

1.03

Actuarial Equivalent

Actuarial Equivalent shall mean a form of benefit differing in time, period and/or manner of payment from another form of benefit but having the same value when computed based upon the tables set forth in Appendix A.

However, in the case of any former Schenectady Federal Savings Bank Retirement Plan Participant, “Actuarial Equivalent” shall be determined in accordance with the factors set forth in Appendix C for that portion of their benefit accrued as of September 3, 1999 under the former Schenectady Federal Savings Bank Retirement Plan.

1-1

1.04

Affiliated Employer

An Affiliated Employer or Related Employer means any corporation, association, trade, company or business on or after the Effective Date which is, along with the Employer, a member of the same Controlled Group of corporations (as defined in section 414(b) of the Code), an affiliated service group (as defined in section 414(m) of the Code), or any organization or arrangement required to be aggregated with the Employer by Treasury Regulations issued under section 414(o) of the Code, but who has not adopted the Plan.

1.05

Average Annual Compensation

A Participant’s Average Annual Compensation shall mean the Participant’s average annual Compensation during the thirty-six (36) consecutive calendar months within the final one hundred-twenty (120) consecutive calendar months of the Participant’s Years of Benefit Service affording the highest such average.

If a Participant has less than thirty-six (36) consecutive months of Years of Benefit Service, his total Years of Benefit Service and Compensation shall be used to compute such average.

In determining Average Annual Compensation, Years of Benefit Service before and after a One Year period of Severance, Military Leave, or other leave of absence for which no Compensation is received by the Participant shall be deemed to be consecutive.

1.06

Beneficiary

Beneficiary means the person, persons, Trust, Estate or any other entity designated in accordance with the terms of the Plan to receive any amount payable upon the death of a Participant.

1.07

Reserved

1.08

Code and ERISA

Code means the Internal Revenue Code of 1986, as it may be amended from time to time, and all regulations issued thereunder. Reference to a section of the Code includes that section and any comparable section or sections of any future legislation that amends, supplements or supersedes such section and any regulations issued thereunder.

ERISA means Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as may be amended from time to time, and all regulations issued thereunder. Reference to a section of ERISA includes that section and any comparable section or sections of any future legislation that amends, supplements or supersedes such section and any regulations issued thereunder.

1.09

Compensation

Except where otherwise specifically provided in this Plan, Compensation shall mean Aggregate Compensation as defined in section 7.03(a).

Compensation also includes any amounts contributed by the Employer or any Related Employer on behalf of any Employee pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under sections 125, 402(e)(3) (referring to salary deferral contributions under a Code section 401(k) plan), 402(h), 403(b) or 457(b) of the Code.

Compensation shall exclude overtime payments, bonuses or other special payments.

If a Participant was employed by the Former Schenectady Federal Savings Bank on September 2, 1999 and became employed by the Employer on September 3, 1999, his compensation with the Former Schenectady Federal Savings Bank shall be deemed to be compensation with the Employer and, with respect to the portion of such Participant’s benefit accrued as of September 3, 1999 under the Former Schenectady Federal Savings Bank Retirement Plan, Compensation shall be as set forth in Section B.1 of Appendix B.

1-2

Notwithstanding the foregoing, for all purposes under this Plan, other than Article 7, Compensation in excess of $150,000 (as adjusted by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code) will be disregarded.

Compensation Period shall mean a consecutive twelve (12) month period commencing with the date an Employee completes an Hour of Service and any subsequent anniversary date thereof. For any Employee who was an employee of the Former Schenectady Federal Savings Bank on September 2, 1999, and became employed by the Employer on September 3, 1999, employment with the Former Schenectady Federal Savings Bank shall be deemed employment with the Employer for purposes of determining such Employee’s Computation Period.

1.10

Controlled Group

An Employer and such corporations and business organizations (whether or not incorporated), if any, as together with such Employer, are members of a controlled or affiliated service group, as such terms are defined in section 414(b), (c), (m), and (o) of the Code provided, however, that for purposes of applying the provisions of the Plan with respect to limitations on contributions and benefits, section 415(h) of the Code shall apply. All employees of the Controlled Group shall be treated as employed by a single employer.

1.11

Reserved

1.12

Reserved

1.13

Defined Benefit Plan

A plan which is established and qualified under section 401 or 403 of the Code, except to the extent it is treated as a Defined Contribution Plan.

1.14

Defined Contribution Plan

A plan which is established and qualified under section 401 or 403 of the Code, which provides for an individual account plan for each Participant therein and for benefits based solely on the amount contributed to each Participant’s account and any income and expenses or gains or losses (both realized and unrealized) which may be allocated to such accounts.

1.15

Effective Date

The Effective Date of the Plan is May 1, 1941. Except as specified elsewhere in this document, the effective date of this restatement of the Plan is October 1, 1997.

1.16

Eligible Employee Classification

An Eligible Employee Classification is a classification of Employees, the members of which are eligible to participate in the Plan. The Plan covers all employee classifications except:

(a)

Employees compensated by the Employer on an “hourly rate” or “contract” basis.

(b)

Employees regularly employed outside the Employer’s own offices in connection with the operation and maintenance of buildings or other properties acquired through foreclosure or deed.

(c)

All Leased Employees.

(d)

Prior to October 1, 1988, Employees who at the time of their employment by the Employer have attained age sixty (60).

1.17

Employee

(a)

In General

An Employee is any person who is employed by the Employer or a Participating Employer.

1-3

(b)

Leased Employee

A Leased Employee means any person who, pursuant to an agreement between the Employer or any Related Employer (“Recipient Employer”) and any other person (“leasing organization”), has performed services for the Recipient Employer or for the Recipient Employer and related persons determined in accordance with section 414(n)(6) on a substantially full-time basis for a period of at least one year and such services are preformed under the primary direction or control of the Recipient Employer.

Any Leased Employee will be treated as an Employee of the Recipient Employer; however, contributions or benefits provided by the leasing organization which are attributable to the services performed for the Recipient Employer will be treated as provided by the Recipient Employer. If all Leased Employees constitute less than 20% of the Employer’s non-highly-compensated work force within the meaning of section 414(n)(1)(C)(ii) of the Code, then the preceding sentence will not apply to any Leased Employee provided such Employee is covered by a money purchase pension plan (“Safe Harbor Plan”) which provides: (1) a nonintegrated employer contribution rate of at least 10% of compensation as defined under section 415(c)(3) of the Code, (2) immediate participation, and (3) full and immediate vesting.

Years of Eligibility Service for purposes of eligibility to participate in the Plan and Years of Vesting Service for purposes of determining a Participant’s Vested Percentage include service by an Employee as a Leased Employee.

1.18

Employer, Plan Sponsor, and Participating Employer

The Employer and Plan Sponsor is The Hudson River Bank & Trust Company. A Participating Employer is any organization which has adopted this Plan and Trust in accordance with section 8.07.

The term Predecessor Employer means any prior employer to which the Employer is the successor, including any Predecessor Employer for which the Employer maintains the obligations of a Predecessor Plan established by such Predecessor Employer. Service with a Predecessor Employer will be included as Service with the Employer for all purposes under this Plan.

“Former Schenectady Federal Savings Bank” means Schenectady Federal Savings Bank, which was merged with and into the Hudson River Bank & Trust Company on September 3, 1999.

1.19

Employment Commencement Date

The date an Employee first completes an Hour of Service for the Employer.

1.20

Entry Date

Entry Date means the first of the calendar month which coincides with or next follows the date upon which the eligibility requirements are met

1.21

Reserved

1.22

Expected Retirement Benefit

For purposes of this section, a participant’s Expected Retirement Benefit is equal to the annual benefit to which a participant in a defined benefit plan would be entitled under the terms of the plan based on the following assumptions:

(a)

The participant will continue employment until reaching normal retirement age as determined under the terms of the plan (or current age, if that is later);

(b)

The participant’s compensation for the Limitation Year under consideration will remain the same for all future years; and

(c)

All other relevant factors used to determine benefits under the plan for the Limitation Year under consideration will remain constant for all future Limitation Years.

1-4

1.23

Fiscal Year

Fiscal Year means the taxable year of the Plan Sponsor. The Fiscal Year of the Plan Sponsor is the 12-month period beginning October 1 and ending September 30.

1.24

Reserved

1.25

Highly Compensated Definitions

(a)

Compensation

For purposes of this section, Compensation means Aggregate Compensation as defined in Section 7.03(a) plus, for Plan Years beginning after December 31, 1997, amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the gross income of the Employee under section 125, 402(e)(3), 402(h)(1)(B), 403(b) or 457(b) of the Code.

(b)

Determination Year

Determination Year means the Plan Year for which the determination of who is Highly Compensated is being made.

(c)

Highly Compensated Employee

Highly Compensated Employee means any individual who is a Highly Compensated Active Employee or a Highly Compensated Former Employee as defined below.

(d)

Highly Compensated Active Employee

Highly Compensated Active Employee means any individual who is a member of category (1) or (2) below:

(1)

Was at any time during the current or prior Plan Year, a 5-percent Owner (within the meaning of section 416(i) of the Code) of the Employer or any Related Employer.

(2)

Received Compensation from the Employer and all Related Employers in excess of $80,000 in the immediate prior plan year (or any greater amount determined by regulations issued by the Secretary of the Treasury under section 415(d) of the Code) and is a member of the Top-Paid Group;

(e)

Highly Compensated Former Employee

Highly Compensated Former Employee means any Former Employee who had a Separation Year (within the meaning of Treasury Regulation section 1.414(q)-1T Q&A-5) and was a Highly Compensated Active Employee for either the Separation Year or any Determination Year ending on or after the Employee’s 55th birthday.

(f)

Highly Compensated Group

Highly Compensated Group means all Highly Compensated Employees.

(g)

Non-Highly Compensated Employee

Non-Highly Compensated Employee means an Employee who is not a Highly Compensated Employee.

(h)

Non-Highly Compensated Group

Non-Highly Compensated Group means all Non-Highly Compensated Employees.

(i)

Top-Paid Group

Top-Paid Group means those individuals who are among the top 20 percent of Employees of the Employer and all Related Employers when ranked on the basis of Compensation received during the year. In determining the number of individuals in the Top-Paid Group (but not the identity of those individuals), the following individuals will be excluded:

1-5

(1)

Employees who have not completed 6 months of Service by the end of the year. For this purpose, an Employee who has completed One Hour of Service in any calendar month will be credited with one month of Service;

(2)

Employees who normally work fewer than 17½ hours per week;

(3)

Employees who normally work fewer than 6 months during any year. For this purpose, an Employee who has worked on one day of a month is treated as having worked for the whole month;

(4)

Employees who have not reached age 21 by the end of the year;

(5)

Nonresident aliens who received no earned income (which constitutes income from sources within the United States) within the year from the Employer or any Related Employer; and

(6)

Employees covered by a collective bargaining agreement negotiated in good faith between the employee representatives and the Employer or a group of employers of which the Employer is a member if (i) 90% or more of all employees of the Employer and all Related Employers are covered by collective bargaining agreements, and (ii) this Plan covers only Employees who are not covered under a collective bargaining agreement.

1.26

Reserved

1.27

Hour of Service

An Hour of Service means:

(a)

Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours will be credited to the Employee for the Computation Period in which the duties are performed; and

(b)

Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service will be credited under this paragraph for any 12-month period. Hours under this paragraph will be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference; and

(c)

Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under paragraphs (a) or (b), as the case may be, and under this paragraph (c). These hours will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

(d)

Commencing November 13, 1989, Hours of Service shall include service with the Dime Savings Bank of New York which immediately precedes the Employee’s employment with the Employer.

(e)

Commencing August 22, 1994, Hours of Service shall include service with the branch of Rhinebeck Savings Bank that was purchased by the Employer on August 22, 1994, and which immediately preceded the Employee’s employment with the Employer.

Hours of Service for Employees for whom records of hours are not maintained shall be determined on the assumption that each such Employee has completed forty-five (45) Hours of Service during each week for which he would be required to be credited with at least one (1) Hour of Service.

1-6

Hours of Service will be credited for employment with other members of an affiliated service group (under section 414(m) of the Code), a controlled group of corporations (under section 414(b) of the Code), or a group of trades or businesses under common control (under section 414(c) of the Code), of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to section 414(o) of the Code. Hours of Service will also be credited for any individual considered to be a Leased Employee under section 414(n) of the Code.

Solely for purposes of determining whether a One Year Break-in-Service for participation and vesting purposes has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a Break-in-Service in that period, or (2) in all other cases, in the following computation period. The affected Employee is required to furnish such timely information as the Plan Administrator may require to establish that absence is for the reason described herein and to establish the period of such absence.

Hours of Service shall be determined on the basis of actual hours for which an Employee is paid or entitled to payment.

1.28

Reserved

1.29

Reserved

1.30

Leave of Absence

An authorized Leave of Absence means a period of time of one year or less granted to an Employee by the Employer due to illness, injury, temporary reduction in work force, or other appropriate cause or due to military service during which the Employee’s reemployment rights are protected by law, provided the Employee returns to the service of the Employer on or before the expiration of such leave, or in the case of military service, within the time his reemployment rights are so protected or within 60 days of his discharge from military service if no federal law is applicable. All authorized Leaves of Absence are granted or denied by the Employer in a uniform and nondiscriminatory manner, treating Employees in similar circumstances in a like manner.

If the Participant does not return to active service on or prior to the expiration of his authorized Leave of Absence he will be considered to have had a Date of Severance as of the earlier of the date on which his authorized Leave of Absence expired, the first anniversary of the last date he worked at least one hour as an Active Participant, or the date on which he resigned or was discharged.

1.31

Limitation Year

The Limitation Year is the 12-month period beginning October 1 and ending September 30. The Limitation Year coincides with the Plan Year.

1.32

Reserved

1.33

Normal Retirement Age

A Participant’s Normal Retirement Age is his attained age on the date which he satisfies the following requirements, except as otherwise described in Section B.3 of Appendix B:

The later of:

(a)

if the Employee became a Participant prior to October 1, 1988, age sixty-five (65), or

1-7

(b)

if the Employee became a Participant on or after October 1, 1988, the later of (i) the time a Participant attains age 65, or (ii) the fifth (5th) anniversary of the time an active Participant commenced participation in the Plan.

1.34

Normal Retirement Date

A Participant’s Normal Retirement Date is the first day of the month which coincides with or next follows the date on which the Participant attains Normal Retirement Age.

1.35

One Year Break-in-Service

One Year Break-in-Service means any Plan Year during which the Employee completes 500 or fewer Hours of Service.

1.36

Optional Benefit Form

Any Optional Benefit Form which is provided under the Plan is described in section 3.07.

1.37

Participant

An Employee or former Employee who is eligible to participate in this Plan and who is or who may become eligible to receive a benefit of any type from this Plan or whose Beneficiary may be eligible to receive any such benefit.

(a)

Active Participant means a Participant who is currently an Employee.

(b)

Vested Participant means a Participant who is currently an Employee who has a nonforfeitable right to all or a portion of his or her Accrued Benefit.

(c)

Disabled Participant means a Participant who has terminated his employment with the Employer and who is entitled to a Disability Retirement Benefit under the Plan.

(d)

Retired Participant means a Participant who has terminated his employment with the Employer after meeting the requirements for a Normal, Early or Late Retirement Benefit and who is receiving such benefits.

(e)

Vested Terminated Participant means a Participant who has terminated his employment with the Employer and who has a nonforfeitable right to all or a portion of his or her Accrued Benefit and who has not received a distribution of the value of his or her Vested Accrued Benefit.

(f)

Former Participant means a Participant who has terminated his employment with the Employer and who currently has no vested right to any portion of his or her Accrued Benefit.

(g)

Former Schenectady Federal Savings Bank Retirement Plan Participant means any individual who was a participant in the Former Schenectady Federal Savings Bank Retirement Plan on September 2, 1999 and who became a Participant in the Plan on September 3, 1999 in connection with the merger of the Former Schenectady Federal Savings Bank with and into the Employer.

1.38

Reserved

1.39

Participant Contributions

No Participant Contributions are required or permitted under this Plan.

1.40

Plan, Plan and Trust, Trust

The terms Plan, Plan and Trust, and Trust mean the Retirement Plan of The Hudson River Bank & Trust Company. The Plan Identification Number is 001. The term Predecessor Plan means any qualified plan previously established and maintained by the Employer and to which this Plan is the successor.

“Former Schenectady Federal Savings Bank Retirement Plan” means the Schenectady Federal Savings Bank Retirement Income Plan maintained by the Former Schenectady Federal Savings Bank prior to September 3, 1999 and thereafter maintained by the Employer, which Plan was merged with and into the Plan, effective October 1, 1999.

1-8

1.41

Plan Administrator

The Plan Administrator is the Hudson River Bank & Trust Company.

1.42

Plan Year

The Plan Year is the 12-month period beginning October 1 and ending September 30.

1.43

Reserved

1.44

Qualified Annuity Definitions

(a)

Annuity Starting Date

Annuity Starting Date means (i) the first day of the first period for which an amount is payable as an annuity, or (ii) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitled the Participant to the benefit.

(b)

Earliest Retirement Age

The Earliest Retirement Age under this Plan is the earliest age at which a Participant could terminate his employment and receive a distribution. Death and retirement of a Participant are both treated as a termination of employment. If a Participant terminates his employment before the Earliest Retirement Age, only his actual years of service at the time of his termination of employment are taken into account.

(c)

Qualified Election

(1)

In General

A Participant:

(A)

May elect at any time during the applicable election period to waive the Qualified Joint & Survivor Annuity form of benefit or the Qualified Preretirement Survivor Annuity form of benefit (or both), and

(B)

May revoke any such election at any time during the applicable election period.

For purposes of this subsection, the term “Applicable Election Period” means:

(C)

In the case of an election to waive the Qualified Joint and Survivor Annuity form of benefit, the 90-day period ending on the annuity starting date, or

(D)

In the case of an election to waive the Qualified Preretirement Survivor Annuity, the period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant’s death.

In the case of a Participant who is separated from service, the applicable election period under subparagraph (D) with respect to benefits accrued before the date of such separation from service shall not begin later than such date.

Qualified Election means a written waiver of a Qualified Joint and Survivor Annuity or a Qualified Pre-retirement Survivor Annuity. The waiver must be consented to by the Participant’s spouse with such consent witnessed by a representative of the Plan Administrator or a notary public. The spouse’s consent must include the designation of a specific Beneficiary and the form of payment which cannot be changed without the consent of the spouse. Such consent will not be required if the Participant establishes to the satisfaction of the Plan Administrator that such written consent may not be obtained because there is no spouse, the spouse cannot be located or other circumstances that may be prescribed by Treasury Regulations. Any consent which is required under this section will be valid only with respect to the spouse who signs the consent (or in the event of a deemed Qualified Election, the designated

1-9

spouse). Additionally, a revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits; however, any waiver of a Qualified Joint and Survivor Annuity or a Qualified Pre-retirement Survivor Annuity which follows such revocation must be in writing and must be consented to by the Participant’s spouse in the manner described above. The number of waivers or revocations of such waivers will not be limited.

Wherever the consent of the Participant’s spouse is required, it will be valid only if it is in writing, acknowledges the effect of the consent, and is witnessed by a notary public, the Plan Administrator or the duly appointed representative of the Plan Administrator. The consent will not be required if the participant establishes to the satisfaction of the Plan Administrator that written consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances prescribed by Treasury Regulation section 1.401(a)-20 Q&A 27. Any consent necessary under this provision will be valid only with respect to the spouse who signs the consent.

(2)

Qualified Joint and Survivor Annuity Notices

With respect to any married Participant who does not die before his Annuity Starting Date, within the 30 to 90-day period which ends on a married Participant’s Annuity Starting Date, the Plan Administrator will provide the Participant with a written explanation of:

(A)

The terms and conditions of a Qualified Joint and Survivor Annuity;

(B)

The Participant’s right to make and the effect of a Qualified Election to waive the Qualified Joint and Survivor Annuity form of benefit;

(C)

A general description of the eligibility conditions and other material features of the optional forms of benefit and sufficient additional information to explain the relative values of the optional forms of benefit available;

(D)

The rights of the Participant’s spouse; and

(E)

The right to make, and the effect of, a revocation of a previous Qualified Election to waive the Qualified Joint and Survivor Annuity.

The Participant (subject to spousal consent) may waive any requirement that the description be provided at least 30-days prior to the annuity starting date provided that the distribution does not commence until at least 7 days after the description is provided.

(3)

Qualified Pre-retirement Survivor Annuity Notices

The election period to waive the Qualified Survivor Pre-retirement Annuity will begin on the first day of the Plan Year in which the Participant attains age 35 and end on the date of the Participant’s death. If a Vested Terminated Participant separates from service before the beginning of the election period, the election period will begin on the date of separation from service. The Plan Administrator will, within the applicable notice period, provide each Participant a written explanation of the Qualified Pre-retirement Survivor Annuity containing comparable information to that required under the provisions of section 1.44(c)(2). For purposes of this paragraph, the term “applicable notice period” means whichever of the following periods ends last:

(A)

The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

(B)

12 months after the individual becomes a Participant;

1-10

(C)

12 months after the Qualified Pre-retirement Survivor Annuity ceases to be a fully subsidized benefit;

(D)

12 months after the joint and survivor rules become effective for the Participant; or

(E)

12 months after the Participant separates from service before attaining age 35.

(d)

Qualified Joint and Survivor Annuity

A Qualified Joint and Survivor Annuity means an immediate annuity which is payable for the life of the Participant with a survivor annuity for the life of his Surviving Spouse in an amount which is 50% of the amount payable during the joint lives of the Participant and his spouse. The amount of the Qualified Joint and Survivor Annuity will be the actuarial equivalent of the Normal Benefit Form. A Participant may elect, without the consent of his Spouse, to receive any other actuarially equivalent annuity which is payable for the life of the Participant with a survivor annuity for the life of his Surviving Spouse in an amount which is not less than 50% nor more than 100% of the amount payable during the joint lives of the Participant and his spouse, but only if such benefit is an Optional Form of Benefit provided in section 3.07.

(e)

Qualified Life Annuity

A Qualified Life Annuity means an immediate annuity which is payable for the lifetime of the Participant with payments terminating on the death of the Participant.

(f)

Qualified Preretirement Survivor Annuity

Qualified Preretirement Survivor Annuity means the monthly benefit payable for the remaining lifetime of a Surviving Spouse to which the Surviving Spouse is entitled under section 4.01.

If a Participant dies on or after his Earliest Retirement Age, the monthly Qualified Preretirement Survivor Annuity benefit will be equal to 50% of the monthly benefit which would have been paid to the Participant and his Surviving Spouse if he had elected to retire on the day preceding his date of death and to receive his retirement benefit as a Qualified Joint and Survivor Annuity with 50% payable to the Surviving Spouse.

If a Participant dies before his Earliest Retirement Age, the monthly Qualified Preretirement Survivor Annuity benefit will be deferred until his Earliest Retirement Age unless the Surviving Spouse elects to have payment of the Qualified Preretirement Survivor Annuity begin at a later date. If the Surviving Spouse does not survive until the Participant’s Earliest Retirement Age (or the deferred date for beginning payments if elected), the Qualified Preretirement Survivor Annuity will be forfeited. The monthly Qualified Preretirement Survivor Annuity benefit will be computed as if the Participant had:

(1)

Separated from service on the earlier of date of death or the actual date of separation from service;

(2)

Survived to his Earliest Retirement Age;

(3)

Elected to retire on his Earliest Retirement Age and to receive his retirement benefit as a Qualified Joint and Survivor Annuity with 50% payable to the Surviving Spouse; and

(4)

Died on the date after his Earliest Retirement Age.

The Surviving Spouse may elect to receive the Actuarial Equivalent of the Qualified Preretirement Survivor Annuity in any Optional Benefit Form which is available under section 3.07. However, notwithstanding anything to the contrary, if the lump sum value of a Surviving Spouse’s Qualified Preretirement Survivor Annuity is $5,000 or less, the Plan Administrator will direct the immediate distribution of the value of the Qualified Preretirement Survivor Annuity to the Surviving Spouse. For distributions prior to March 22, 1999, if the lump sum value of a Surviving Spouse’s Qualified Preretirement Survivor Annuity has ever exceeded $5,000, the lump sum value will be deemed to exceed $5,000. For Plan Years beginning prior to August 5, 1997, the $5,000 dollar limit will read $3,500 wherever it appears in this Section.

1-11

1.45

Required Beginning Date

A Participant’s Required Beginning Date for the commencement of benefit payments from the Plan for Plan years beginning after October 1, 1998 is:

(a)

The April 1 immediately following the calendar year in which he attains age 70-1/2, if he is or was a Five Percent Owner at any time during the Plan Year ending with or within the calendar year in which he attains age 70-1/2; or

(b)

The later of the April 1 of the calendar year in which the participant attains age 70½ or retires for any other Participant who is not a five percent owner.

For Plan Years beginning before October 1, 1998, a Participant shall have the option to elect to commence distribution of his entire interest in this Plan in accordance with the rules of IRC 401(a)(9) and related regulations as in effect immediately prior to its amendment to conform with the Small Business and Job Protection Act of 1996.

1.46

Section 401(a)(17) Limitation

In addition to other applicable limitations set forth in the plan, with the exception of the Fresh Start Rules applicable to Plan Years beginning before October 1, 1994 and Article 7, for plan years beginning on or after October 1, 1994, the annual compensation of each employee taken into account under the plan shall not exceed the OBRA ‘93 annual compensation limit. The OBRA ‘93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA ‘93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

For plan years beginning on or after October 1, 1994, any reference in the plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA ‘93 annual compensation limit set forth in this provision.

Except as specified in the application of the Fresh Start Rules, if compensation for any prior determination period is taken into account in determining an employee’s benefits accruing in the current plan year, the compensation for that prior determination period is subject to the OBRA ‘93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first plan year beginning on or after October 1, 1994, the OBRA ‘93 annual compensation limit is $150,000.

1.47

Reserved

1.48

Surviving Spouse

The terms Surviving Spouse and Spouse mean a deceased Participant’s spouse who was married to the Participant throughout the one (1) year period ending on the earlier of the Annuity Starting Date or the date of the Participant’s death. The Plan Administrator and the Trustee may rely conclusively on a Participant’s written statement of his marital status. Neither the Plan Administrator nor the Trustee is required at any time to inquire into the validity of any marriage, the effectiveness of a common-law relationship or the claim of any alleged spouse which is inconsistent with the Participant’s report of his marital status and the identity of his spouse.

1.49

Reserved

1.50

Reserved

1-12

1.51

Top-Heavy Definitions

(a)

Aggregate Account

Aggregate Account means, with respect to each Participant, the value of all accounts maintained on behalf of the Participant, whether attributable to Employer or Employee contributions, used to determine Top-Heavy Plan status under the provisions of a Defined Contribution Plan. A Participant’s Aggregate Account as of the Determination Date will be the sum of:

(1)

The balance of his Account(s) as of the most recent valuation date occurring within a 12-month period ending on the Determination Date (excluding any amounts attributable to deductible voluntary employee contributions); plus

(2)

Contributions that would be allocated as of a date not later than the Determination Date, even though those amounts are not yet made or required to be made; plus

(3)

Any Plan Distributions made within the Plan Year that includes the Determination Date or within the four preceding Plan Years.

(b)

Aggregation Group

Aggregation Group means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

(1)

Required Aggregation Group

Each plan of the Employer in which a Key Employee is a Participant, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of section 401(a)(4) or 410 of the Code, will be aggregated and the resulting group will be known as a Required Aggregation Group.

Each plan in the Required Aggregation Group will be considered a Top-Heavy Plan if the Required Aggregation Group is a Top-Heavy Group. No plan in the Required Aggregation Group will be considered a Top-Heavy Plan if the Required Aggregation Group is not a Top-Heavy Group.

(2)

Permissive Aggregation Group

The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group (to be known as a Permissive Aggregation Group), taken as a whole, would continue to satisfy the provisions of sections 401(a)(4) and 410 of the Code.

Only a plan that is part of the Required Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is a Top-Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is not a Top-Heavy Group.

Only those plans of the Employer in which the Determination Dates fall within the same calendar year will be aggregated in order to determine whether the plans are Top-Heavy Plans.

(c)

Determination Date

Determination Date means the last day of the preceding Plan Year, or, in the case of the first Plan Year, the last day of the first Plan Year.

(d)

Key Employee

Key Employee means any Employee or former Employee (and his Beneficiary) who, at any time during the Plan Year or any of the preceding four Plan Years, was:

1-13

(1)

A “Five Percent Owner” of the Employer. “Five Percent Owner” means any person who owns (or is considered as owning within the meaning of section 318 of the Code) more than 5% of the value of the outstanding stock of the Employer or stock possessing more than 5% of the total combined voting power of all stock of the Employer. If the Employer is not a corporation, Five Percent Owner means any person who owns more than 5% of the capital or profits interest in the Employer. In determining percentage ownership hereunder, Related Employers will be treated as separate Employers; or

(2)

A “One Percent Owner” of the Employer having Compensation from the Employer of more than $150,000. “One Percent Owner” means any person who owns (or is considered as owning within the meaning of section 318 of the Code) more than 1% of the value of the outstanding stock of the Employer or stock possessing more than 1% of the total combined voting power of all stock of the Employer. If the Employer is not a corporation, One Percent Owner means any person who owns more than 1% of the capital or profits interest in the Employer. In determining percentage ownership hereunder, Related Employers will be treated as separate Employers. However, in determining whether an individual has Compensation of more than $150,000, Compensation from each Related Employer will be taken into account; or

(3)

One of the 10 Employees having Compensation not less than dollar limit under Section 415(c)(1)(A) (relating to defined contribution plans) who owns (or is considered as owning within the meaning of section 318 of the Code) the largest interests in all Employers required to be aggregated under sections 414(b), (c), (m) and (o) of the Code; or

(4)

An officer (within the meaning of the regulations under section 416 of the Code) of the Employer having Compensation greater than 50% of the Defined Benefit Dollar Limit as defined in section 7.03(f) for the Plan Year.

For purposes of this Section, Compensation means Aggregate Compensation as defined in Section 7.03(a) plus any amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the gross income of the Employee under sections 125, 402(e)(3), 402(h)(1)(B), 403(b), or 457(b) of the Code.

Compensation in excess of the Section 401(a)(17) Limitation (as adjusted by the Secretary of the Treasury under section 401(a)(17)(B) of the Code) will be disregarded.

(e)

Non-Key Employee

Non-Key Employee means any Employee (and his Beneficiaries) who is not a Key Employee.

(f)

Plan Distributions

Plan distributions include distributions made before October 1, 1984, and distributions under a terminated plan which, if it had not been terminated, would have been required to be included in an aggregation group. However, distributions made after the Valuation Date and before the Determination Date are not included to the extent that they are already included in the Participant’s Single Sum Benefit as of the Valuation Date.

With respect to “unrelated” rollovers and plan-to-plan transfers (those which are both initiated by an employee and made from a plan maintained by one employer to a plan maintained by another employer), if such a rollover or plan-to-plan transfer is made from this Plan, it will be considered as a distribution for purposes of this section. If such a rollover or plan-to-plan transfer is made to this Plan, it will not be considered as part of the Participant’s Single Sum Benefit. However, an unrelated rollover or plan-to-plan transfer accepted before January 1, 1984, will be considered as part of the Participant’s Single Sum Benefit.

With respect to “related” rollovers and plan-to-plan transfers (those which are either not initiated by an employee or are made from one plan to another plan maintained by the same employer), if such a rollover or plan-to-plan transfer is made from this Plan, it will not be considered as a distribution for purposes of this section. If such a rollover or plan-to-plan transfer is made to this Plan, it will be considered as part of the Participant’s Single Sum Benefit.

1-14

(g)

Present Value of Accrued Benefit

In the case of the defined benefit plan, a Participant’s Present Value of Accrued Benefit, for Top-Heavy determination purposes, will be determined using the following rules:

(1)

The Present Value of Accrued Benefit will be determined as of the most recent “Valuation Date” within a 12-month period ending on the Determination Date.

(2)

For the first Plan Year, the Present Value of Accrued Benefit will be determined as if (A) the Participant terminated service as of the Determination Date; or (B) the Participant terminated service as of the Valuation Date, but taking into account the estimated Present Value of Accrued Benefits as of the Determination Date.

(3)

For any other Plan Year, the Present Value of Accrued Benefit will be determined as if the Participant terminated service as of the Valuation Date.

(4)

The Valuation Date must be the same date used for computing the defined benefit plan minimum funding costs, regardless of whether a calculation is performed that plan year.

(5)

A Participant’s Present Value of Accrued Benefit as of a Determination Date will be the sum of:

(A)

The present value of his Accrued Benefit determined using the actuarial assumptions which are specified below; plus

(B)

Any Plan Distributions made within the Plan Year that includes the Determination Date or within the four preceding Plan Years; plus

(C)

Any employee contributions, whether voluntary or mandatory. However, amounts attributable to qualified voluntary employee contributions, as defined in section 219(e)(2) of the Code will not be considered to be a part of the Participant’s Present Value of Accrued Benefit.

For purposes of this section, the present value of a Participant’s Accrued Benefit will be determined using the actuarial assumptions which are specified for Actuarial Equivalent purposes.

(6)

Solely for the purpose of determining if this Plan (or any other plan included in a Required Aggregation Group of which this Plan is a part) is Top-Heavy, the Accrued Benefit of any Employee other than a Key Employee will be determined under:

(A)

The method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer or any Related Employer; or

(B)

If there is no such method, as if the benefit accrued no more rapidly than the slowest accrual rate permitted under the fractional accrual rate of section 411(b)(1)(C) of the Code.

(h)

Single Sum Benefit

The Single Sum Benefit for any Participant in a defined benefit pension plan will be equal to his Present Value of Accrued Benefit. The Single Sum Benefit for any Participant in a defined contribution plan will be equal to his Aggregate Account.

(i)

Top-Heavy Group

Top-Heavy Group means an Aggregation Group in which, as of the Determination Date, the Single Sum Benefits of all Key Employees under all plans included in the group exceeds 60% of a similar sum determined for all Participants.

1-15

Super Top-Heavy Group means an Aggregation Group in which, as of the Determination Date, the sum of (1) the Single Sum Benefits of all Key Employees under all defined benefit plans included in the group, plus (2) the Single Sum Benefit of all Key Employees under all defined contribution plans included in the group exceeds 90% of a similar sum determined for all Participants.

(j)

Top-Heavy Plan

This Plan will be a Top-Heavy Plan for any Plan Year beginning after September 30, 1983, in which, as of the Determination Date, the Single Sum Benefits of all Key Employees exceed 60% of the Single Sum Benefits of all Participants under this Plan.

This Plan will be a Super Top-Heavy Plan for any Plan Year beginning after September 30, 1983, in which, as of the Determination Date, the Single Sum Benefits of all Key Employees exceed 90% of the Single Sum Benefits of all Participants under this Plan.

If any Participant is a Non-Key Employee for a given Plan Year, but was a Key Employee for any prior Plan Year, the Participant’s Single Sum Benefit will not be taken into account for purposes of determining whether this Plan is a Top-Heavy or Super Top-Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy or Super Top-Heavy Group).

If an individual has performed no services for the Employer at any time during the 5-year period ending on the Determination Date, any Single Sum Benefit of such individual will not be taken into account for purposes of determining whether this Plan is a Top-Heavy or Super Top-Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group or Super Top-Heavy Group).

1.52

Reserved

1.53

Trustee

The Trustee is the Employer.

1.54

Vested Accrued Benefit

A Participant’s Vested Accrued Benefit as of a given date will be equal to the product of his Accrued Benefit multiplied by his Vested Percentage as of that same date.

A Participant’s Vested Percentage as of a given date will be that percentage determined in accordance with the Vesting Schedule. Notwithstanding the preceding, an Active Participant will be 100% vested upon reaching his Normal Retirement Age.

1.55

Vesting Schedule

A Participant’s Vested Percentage will be determined in accordance with the following table:

Years of Vesting Service	Vested Percentage

Less than 5 Year	0%
5 Years	100%

Notwithstanding the foregoing, in any Plan Year in which the Plan is determined to be a Top-Heavy Plan, the following Vesting Schedule will apply in lieu of the Vesting Schedule provided for above:

Years of Vesting Service	Vested Percentage

Less than 2 Years	0%
2 Years	20%
3 Years	40%
4 Years	60%
5 Years	80%
6 Years or More	100%

1-16

If in any subsequent Plan Year the Plan ceases to be a Top-Heavy Plan, the above Vesting Schedule will continue to apply unless the Employer elects, by Written Resolution, to revert to the Vesting Schedule specified at the beginning of this section. Any such reversion will be treated as a Plan Amendment and be subject to the restrictions contained in section 10.06.

No decrease in a Participant’s nonforfeitable percentage may occur in the event the Plan’s status changes as Top-Heavy changes for any Plan Year. However, this section does not apply to the Accrued Benefits of any Employee who does not have an Hour of Service after the Plan has initially become Top-Heavy and such Employee’s Accrued Benefits attributable to Employer contributions and forfeitures will be determined without regard to this section.

1.56

Written Resolution

The terms Written Resolution and Written Consent are used interchangeably and reflect decisions, authorizations, etc. by the Employer. A Written Resolution will be evidenced by a resolution of the Board of Directors of the Employer.

1.57

Years of Service

(a)

Crediting Years of Service

Years of Service are determined using the Elapsed Time Method for purposes of vesting and benefit accrual and the Hours of Service Method for purposes of eligibility as specified in this section.

(1)

Elapsed Time Method

Under the Elapsed Time Method, Years of Service are based upon an Employee’s Elapsed Time of employment irrespective of the number of hours actually worked during such period; a Year of Service (including a fraction thereof) will be credited for each completed 12 months of Elapsed Time which need not be consecutive. The following terms are used in determining Years of Service under the Elapsed Time Method:

(A)

Date of Severance (Termination) - means the earlier of (i) the first day of the month coinciding with or next following the actual date an Employee resigns, is discharged, dies or retires, or (ii) the first anniversary of the date an Employee is absent from work (with or without pay) for any other reason, e.g., disability, vacation, leave of absence, layoff, etc.

(B)

Elapsed Time – means the total Period of Service which has elapsed between a Participant’s Employment Commencement Date and Periods of Severance where a One-Year Break-in-Service does not occur.

The severance from service date of an Employee who is absent from service beyond the first anniversary of the first day of absence by reason of a maternity or paternity is the second anniversary of the first day of such absence.

(C)

Employment Commencement Date - means the date an Employee first performs one Hour of Service for the Employer.

(D)

One Year Break-in-Service - means any 12-month period following an Employee’s Date of Severance as defined above in which the Employee does not complete at least one Hour of Service.

1-17

In the case of an individual who is absent from work for maternity or paternity reasons, the 12-consecutive month period beginning on the first anniversary of the first date of such absence shall not constitute a Break-in-Service. The period between the first and second anniversaries of the first day of absence from work by reason of maternity or paternity reasons is neither a period of service nor a Break-in-Service. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement.

(E)

Period of Service – means the aggregate of all periods commencing with the Employee’s first day of employment or reemployment with the Employer and ending on the date a 1-Year Break in Service begins. The first day of employment or reemployment is the first day the Employee performs an Hour of Service. A month/day of service will be credited for each month/day in which the Employee performs an Hour of Service. An Employee will also receive partial credit for any Period of Service of less than 12 consecutive months. Fractional periods of a year will be expressed in terms of months.

(F)

Period of Severance - is the time between the actual Date of Severance as defined above and the subsequent date, if any, on which the Employee performs an Hour of Service.

All periods of employment will be aggregated including Periods of Severance unless there is a One-Year Break-in-Service.

(2)

Hours of Service Method

Under the Hours of Service Method, a Year of Service is credited for each 12 consecutive month Computation Period during which an Employee is credited with a specified number of Hours of Service. The specified number of Hours of Service is provided in the applicable section(s) below.

(b)

For Eligibility Purposes

Years of Service for purposes of eligibility to participate in the Plan are referred to as Years of Eligibility Service and are determined using the Hours of Service Method.

A Year of Eligibility Service is credited for each Computation Period during which an Employee is credited with at least 1,000 Hours of Service. The initial Computation Period is the 12 consecutive month period beginning with the Employee’s Employment Commencement Date. Thereafter, the Computation Period is the Plan Year beginning with the Plan Year in which the initial Computation Period ends.

All of an Employee’s Years of Eligibility Service are taken into account in determining his eligibility to participate.

(c)

For Benefit Purposes

Years of Service for purposes of computing a Participant’s Normal Retirement Benefit are referred to as Years of Benefit Service and are determined using the Elapsed Time Method.

All of a Participant’s Years of Benefit Service are taken into account in determining his Normal Retirement Benefit except:

(A)

Service prior to a Participant’s Entry Date;

(B)

Service while the Employee was not in an Eligible Employee Classification;

(C)

Service while the Employee was an employee of a Related Employer which is not an Employer or a Participating Employer under this Plan; and

(D)

Service for which the Employee was not entitled to receive Compensation.

(E)

Service while the Employee declined participation in this Plan or any Predecessor Plan;

1-18

Years of Benefit Service prior to the effective date of this restatement of the Plan are equal to the Years of Benefit Service credited under the Plan in effect prior to the effective date of this restatement.

(d)

For Vesting Purposes

Years of Service for purposes of computing a Participant’s Vested Percentage are referred to as Years of Vesting Service and are determined using the Elapsed Time Method.

All of a Participant’s Years of Vesting Service are taken into account in determining his Vested Percentage except that portion of an Employee’s period of service with the Employer which is prior to the Employee’s attainment of age eighteen (18).

Years of Vesting Service prior to the effective date of this restatement of the Plan are equal to the Years of Vesting Service credited under the Plan in effect prior to the effective date of this restatement.

(e)

Loss of Service

If a Participant who is zero percent vested terminates employment and incurs at least five consecutive One Year Breaks-in-Service, he or she will lose all prior Eligibility Service, Vesting Service and Benefit Service.

A Former Participant who has received a Cash-Out Distribution will lose all prior Benefit Service unless the service is reinstated as provided by section 5.05.

(f)

Qualified Military Service

Effective December 12, 1994, notwithstanding any provision in the Plan to the contrary, the Plan will provide contributions, benefits and service credit with respect to qualified military service in accordance with Code Section 414(u).

(g)

Former Schenectady Federal Savings Bank Employees

Effective September 3, 1999 for any employee who was employed by the Former Schenectady Federal savings Bank on September 2, 1999 and who became an Employee of the Employer on September 3, 1999 (“Former Schenectady Federal Savings Bank Employee”), all service with the Former Schenectady Federal Savings Bank is recognized for eligibility to participate, Years of Vesting Service, and Years of Benefit Service. Employment with the Former Schenectady Federal Savings Bank shall be included in determining a Participant’s Years of Benefit Service under the thirty (30) year maximum set forth in Appendix B, Section B.1.

(h)

Former Cohoes Savings Bank Employees

Effective on the date that Cohoes Savings Bank merged with and into the Employer, an employee who is employed by Cohoes Savings Bank on the day immediately preceding the merger shall become an Employee of the Employer on the merger date. Employment with Cohoes Savings Bank shall be deemed employment with the Employer for purposes of determining eligibility to participate under the Plan and Years of Vesting Service.

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ARTICLE 2

PARTICIPATION

2.01

Participation

An Employee will become eligible to participate in the Plan on the Entry Date which coincides with or next follows the attainment of age 21 and the completion of 1 year of Eligibility Service.

Commencing November 13, 1989, any Employee who was employed by The Dime Savings Bank of New York (“Dime Savings Bank”) immediately preceding his employment with the Employer shall have his employment with the Dime Savings Bank deemed employment with the Employer for purposes of determining if the Employee satisfied the Year of Eligibility Service requirement.

Commencing August 22, 1994, any Employee who was employed by the branch of Rhinebeck Savings Bank (“Rhinebeck”) that was purchased by the Employer on August 22, 1994, and which immediately preceded the Employee’s employment with the Employer, shall have such employment with Rhinebeck deemed employment with the Employer for purposes of determining if the Employee satisfied the Year of Eligibility Service requirement.

Effective September 3, 1999, any Former Schenectady Federal Savings Bank Employee who was a participant in the Former Schenectady Federal Savings Bank Retirement Plan in RSI Retirement Trust becomes a Participant in the Plan. In addition, as of such date, all other Former Schenectady Federal Savings Bank Employees shall be eligible to participate in the Plan and shall become Plan Participants upon meeting the eligibility requirements set forth in Article 2. For purposes of determining if a Former Schenectady Federal Savings Bank Employee satisfied the Year of Eligibility Service requirement, employment with the Former Schenectady Federal Savings Bank shall be deemed employment with the Employer.

2.02

Participation After Reemployment

(a)

Employee Terminated Prior to Entry Date

An Employee who has satisfied all of the eligibility requirements but terminates employment prior to his Entry Date and has not lost his Eligibility Service under the Loss of Service provisions of section 1.57 will participate in the Plan on the Entry Date which coincides with or next follows his return to the employ of the Employer.

(b)

Active Participant

An Active Participant who terminates employment and is re-employed prior to incurring a Break-in-Service will be treated as though he never terminated employment.

(c)

Former Participant

A Former Participant who was zero percent (0%) vested or received a Cash-Out Distribution at the time he terminated employment and who has not lost his Eligibility Service under the Loss of Service provisions of section 1.57 will participate in the Plan immediately upon returning to the employ of the Employer.

A Former Participant who was zero percent (0%) vested or received a Cash-Out Distribution at the time he terminated employment and who has lost his Eligibility Service under the Loss of Service provisions of section 1.57(e) will participate in the Plan under the provisions of section 2.01.

(d)

Vested Terminated Participant

A Terminated Vested Participant will participate in the Plan under the provisions of section 2.01.

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(e)

Retired Participant

A Retired Participant who returns to the employ of the Employer prior to his Normal Retirement Date and completes at least forty (40) Hours of Service in a calendar month shall have his benefits suspended under section 3.10 and will participate as an Active Participant in the Plan immediately upon returning to the employ of the Employer.

A Retired Participant who returns to the employ of the Employer after his Normal Retirement Date and completes at least forty (40) Hours of Service in a calendar month shall have his benefits suspended under section 3.10, unless such suspension is prohibited by IRC 401(a)(9), and will participate as an Active Participant in the Plan on the first of the month for which his benefits are suspended (or would have been suspended but for IRC 401(a)(9).

A Retired Participant who returns to the employ of the Employer and does not complete forty (40) Hours of Service in a calendar month shall not have his benefits suspended under section 3.10 and will not participate as an Active Participant in the Plan.

2.03

Change in Employment Classification

A Participant who becomes ineligible to participate because he is no longer a member of an Eligible Employee Classification, will participate immediately upon his return to an Eligible Employee Classification.

If an Employee who was not a member of an Eligible Employee Classification becomes a member of such a classification, he will participate in the Plan under the provisions of section 2.01.

2.04

Participation Waiver

An Employee who is eligible to participate as of the Effective Date or any given Entry Date will automatically become a Participant as of such date.

2.05

Reserved

2.06

Reserved

2.07

Reserved

2.08

Reserved

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ARTICLE 3

RETIREMENT BENEFITS

3.01

Normal Retirement

When an Active Participant reaches his Normal Retirement Date, he may elect to retire and he will begin to receive the Normal Retirement Benefit to which he is entitled hereunder. Upon attainment of his Normal Retirement Age, an Active Participant’s Normal Retirement Benefit will become nonforfeitable. The provisions of section 3.06 will govern the form of benefit payment.

In the case of any Former Schenectady Federal Savings Bank Retirement Plan Participant hired by the Former Schenectady Federal Savings Bank prior to January 1, 1999, a Cost-of-Living Adjustment shall apply, as described in Section B.2 of Appendix B, provided such Former Schenectady Federal Savings Bank Retirement Plan Participant is eligible as described in Appendix B.

(a)

Normal Retirement Benefit

A Participant’s Normal Retirement Benefit is the monthly pension benefit commencing on his Normal Retirement Date payable in the Normal Benefit Form in an amount equal to 1/12th of the following, except as otherwise provided to Former Schenectady Federal Savings Bank Retirement Plan Participants in Section B.1 of Appendix B:

(a)

For Participants whose employment with the Employer terminated prior to July 15, 1995:

The annual Normal Retirement Benefit shall be equal to 2% of the Participant’s Average Annual Compensation multiplied by the number of years and any fraction thereof of his Years of Benefit Service. Prior to January 1, 1989, a Participant’s annual benefit attributable to Employer contributions shall be limited to 60% of his Average Annual Compensation.

Effective January 1, 1989, a Participant’s annual benefit attributable to Employer contributions shall be equal to 2% of his Average Annual Contribution multiplied by the number of years and any fraction thereof of his Year of Benefit Service up to a maximum of thirty (30) years, plus, ½% of his Average Annual Compensation multiplied by the number of years and any fraction thereof of his Years of Benefit Service in excess of thirty (30) years.

(b)

For Participants whose employment with the Employer terminates on or after July 15, 1995:

If the Participant’s Years of Benefit Service as of July 14, 1995 is 30 years or less:

(i) An annual Normal Retirement Benefit equal to 2% of the Participant’s Average Annual Compensation multiplied by the number of years and any fraction thereof of his Years of Benefit Service up to a maximum of thirty (30) years: or

If the Participant’s Years of Benefit Service as of July 14, 1995 is more than 30 years:

(ii) An annual Normal Retirement Benefit equal to 2% of his Average Annual Compensation multiplied by the number of years and fraction thereof of his Years of Benefit Service up to a maximum of thirty (30) years, plus ½% of his Average Annual Compensation multiplied by the number of years and any fraction thereof of his Years of Benefit Service in excess of thirty (30) years.

Notwithstanding the foregoing, a Participant’s annual Normal Retirement Benefit shall not be less than the greater of (a) the greatest Early Retirement Benefit which the Participant would have been entitled to receive had he retired at an earlier date, or (b) the benefit preserved under the prior plan.

(b)

Normal Benefit Form

The Normal Benefit Form for a Participant on the date benefits commence is a Lifetime Pension if the Participant does not have a spouse, or a Joint & 50% Survivor Pension if the Participant is married.

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3.02

Early Retirement

The form of payment of a Participant’s Early Retirement Benefit will be governed by the provisions of section 3.06.

(a)

Early Retirement Date

A Participant’s Early Retirement Date is the date, which is so elected by the Participant for the commencement of monthly pension benefits prior to his Normal Retirement Date. A Participant may select an Early Retirement Date as the first day of the month which coincides with or next follows the date upon which he satisfies the following requirements:

(1)

Termination of employment after the completion of 5 Years of Vesting Service and the attainment of age 60; or

(2)

Termination of employment after the completion of 5 Years of Vesting Service and the sum of his attained age and Years of Vesting Service with the Employer and any other Participating Employer equals or exceeds seventy-five (75) years.

(b)

Early Retirement Benefit

A Participant’s annual Early Retirement Benefit shall be determined in accordance with the provisions of Section 3.1 but shall recognize only that Compensation and Years of Benefit Service accrued by the participant prior to his date of severance.

If the Participant’s Termination of Service occurs on or after his attainment of age sixty-two (62) and his completion of five (5) or more Years of Benefit Service, the annual Early Retirement Benefit shall be equal to the Early Retirement Benefit payment deferred to his Normal Retirement Date.

When a Participant’s Termination of Service occurs prior to his attainment of age sixty-two (62) and his completion of five (5) Years of Benefit Service, the annual Early Retirement Benefit payable to such Participant shall be equal to the greater of (i) the Early Retirement Benefit reduced by .4166% for each calendar month that benefit payments commence prior to his attainment of age sixty-two (62) and (ii) the Actuarial Equivalent of the Early Retirement Benefit that would have been payable if benefit payments were deferred to his Normal Retirement Date.

Effective September 3, 1999, eligible Former Schenectady Federal Savings Bank Retirement Plan Participants shall be entitled to receive a special unreduced Early Retirement Benefit, as described in Section B.5 of Appendix B.

Notwithstanding the above, effective September 3, 1999, in no event shall the Early Retirement Benefit of a Former Schenectady Federal Savings Bank Retirement Plan Participant be less than the amount determined in accordance with Section B.6 of Appendix B.

(c)

Reserved

3.03

Late Retirement

The form of payment of the Participant’s Late Retirement Benefit will be governed by the provision of section 3.06.

(a)

Late Retirement Date

If a Participant continues as an Employee or is re-employed after his Normal Retirement Date, payment of his benefit will begin upon his Late Retirement Date, which is the earlier of the following:

(1)

The first day of the month which coincides with or next follows the date the Participant retires or resumes retirement; or

(2)

The Participant’s Required Beginning Date.

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(b)

Late Retirement Benefit

Subject to the provisions of Section 3.10, as of his Late Retirement Date, a Participant will begin to receive his Late Retirement Benefit.

The Late Retirement Benefit will be equal to the amount which is based on the Normal Retirement Benefit formula using his Years of Benefit Service and Compensation through his Late Retirement Date, reduced (but not below zero) by the Actuarial Equivalent of any earlier benefit payments,

Notwithstanding the above, effective September 3, 1999, in no event shall the Late Retirement Benefit of a Former Schenectady Federal Savings Bank Retirement Plan Participant be less than the amount determined under this section 3.03, modified in accordance with Section B.4 of Appendix B.

3.04

Disability Retirement

(a)

Disability Retirement Date

A Participant’s Disability Retirement Date is the first day of the month coincident with or next following the date of severance of his employment due to disability provided the Participant has been found to be eligible for a Disability Retirement Benefit.

An Active Participant who has terminated his employment with the Employer, as a result of the occurrence of a Permanent Disability, after having completed at least ten (10) Years of Service will be eligible for a Disability Retirement Benefit under the Plan.

(b)

Disability Retirement Benefit

An eligible Participant’s Disability Retirement Benefit is equal to the Early Retirement Benefit with payment deferred to his Normal Retirement Date but without any actuarial reduction of the benefit by reason of the Participant’s failure to attain his Normal Retirement Age. Such Disability Retirement Benefit is nonforfeitable except by reason of death or recovery from disability.

If the Participant was entitled to a Vested Accrued Benefit at the date of his Disability he shall receive the greater of: (a) the Disability Retirement Benefit, as calculated above, or (b) a benefit which shall be the Actuarial Equivalent of the Vested Accrued Benefit with payment deferred to his Normal Retirement Date.

In no event, however, shall any Disability Retirement Benefit exceed the Normal Retirement Benefit which would have been payable had the Participant continued in the employment of the Employer to his Normal Retirement Date with no change in his Compensation to such age.

(c)

Permanent Disability

A Participant will be considered permanently disabled if, upon review of medical reports deemed satisfactory for this purpose, in the opinion of the Plan Administrator:

(1)

He is prevented from performing any substantial gainful activity;

(2)

Such disability is likely to be both continuous and permanent;

(3)

Such disability occurs on or after the Effective Date of the Plan but prior to the Participant’s Normal Retirement Date; and

(4)

Such disability is not the result of injury or disease sustained by the Participant subsequent to the date his employment terminated.

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A Participant shall not be eligible to receive a Disability Retirement Benefit if the Disability results from any of the following:

(1)

Service in the armed forces of any country for which a government disability benefit or pension is payable; or

(2)

Chronic alcoholism or addiction to drugs unless he is receiving treatment at a recognized institution which specializes in such treatment; or

(3)

Engaging in a felonious act or any act intended to cause injury or illness to himself or to another person.

(d)

Proof of Disability

The Plan Administrator, before approving the payment of a Disability Retirement Benefit, may require satisfactory proof, in the form of a certificate from a duly licensed physician selected or approved by the Plan Administrator, that the Participant has become permanently disabled as provided herein. Periodically, after the commencement of the Disability Retirement Benefit, the Plan Administrator may similarly require proof of the continued disability of the Participant.

(e)

Recovery from Disability

If the Plan Administrator finds that a Disabled Participant is, at any time prior to his eligibility for Normal Retirement, no longer disabled as provided herein, the Disabled Participant’s right to a Disability Retirement Benefit will terminate as of the date that the Plan Administrator determines that he has recovered from disability. The Participant will be deemed to be no longer disabled if they (a) are reemployed by the Employer, or (b) engage in any other substantially gainful activity, except for activity deemed by the Employer to be (i) for the primary purpose of rehabilitation or (ii) not incompatible with its findings of total and permanent disability, or (c) have, in the opinion of the Employer based on its review of medical evaluations, sufficiently recovered to enable them to engage in regular employment with the Employer, such offer of employment is made and the Participant refuses such offer, or (d) could, in the opinion of the Employer based on its review of medical evaluations, sufficiently recover after undergoing treatment in a rehabilitation program which would enable them to engage in regular employment with the Employer and the Participant refuses treatment, or (e) refuse to undergo any medical examination requested by the Employer provided that a medical examination shall not be required more frequently than once in any calendar year.

(1)

Disabled Participant Reemployed - If the Disabled Participant is reemployed by the Employer upon his recovery from disability, he will immediately become an Active Participant in the Plan upon his return to employment. All Service earned prior to the date of his termination of employment due to disability will be restored in full.

(2)

Participant Not Reemployed - If the Participant is not reemployed by the Employer upon his recovery from disability and if he had a Vested Accrued Benefit as of his date of severance of employment due to disability, he will be entitled to the benefits described in Article 5.

Notwithstanding the above, in the case of a Former Schenectady Federal Savings Bank Retirement Plan Participant who had become disabled under the terms of the Former Schenectady Federal Savings Bank Retirement Plan prior to September 3, 1999 and who continues to be disabled on and/or September 3, 1999, Section B.8 of Appendix B shall apply.

3.05

Permitted Disparity Limits

The provisions contained in this Article 3 must meet the requirements of section 401(l) of the Code and all regulations issued thereunder. If either the annual or the cumulative overall permitted disparity limit as defined in Treasury Regulation 1.401(l)-5 would otherwise be exceeded at any time, then the benefit otherwise payable to a Participant under this Plan will be limited to the extent necessary to prevent such limits from being exceeded.

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Any changes in the Social Security Act after the date of a Participant’s termination of employment will not affect his benefit under this Plan.

The Normal Retirement Benefit is subject to the overall permitted disparity limit below.

The number of Years of Benefit Service taken into account under section 3.01 for any Participant will not exceed the Participant’s cumulative permitted disparity limit. The Participant’s cumulative permitted disparity limit is equal to 35 minus the number of years credited to the Participant for purposes of the benefit formula or the accrual method under the Plan under one or more qualified plans or simplified employee pensions (whether or not terminated) ever maintained by the Employer, other than years for which a Participant earned a Year of Benefit Service under the benefit formula in section 3.01. For purposes of determining the Participant’s cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the Participant’s cumulative permitted disparity limit is less than the period of years specified in section 3.01, then for years after the Participant reaches the cumulative permitted disparity limit and through the end of the period specified in section 3.01, the Participant’s benefit will be equal to the excess benefit percentage, or, if the Participant’s benefit after the latest fresh-start date is not accrued under the fractional accrual rule and the Plan does not satisfy section 411(b)(1)(F) of the Code, 133-1/3 percent of the base benefit percentage, if lesser, times Average Annual Compensation.

Cumulative permitted disparity adjustment: If the number of the Participant’s cumulative permitted disparity years exceeds 35, the Participant’s benefit will be further adjusted as provided below. A Participant’s cumulative disparity years consist of the sum of: (1) the total Years of Benefit Service a Participant is projected to have earned under this Plan by the end of the Plan Year containing the Participant’s Normal Retirement Age, and subsequent Years of Benefit Service, if any, (the total not to exceed 35), and (2) the number of years credited to the Participant for purposes of the benefit formula or the accrual method under the Plan under one or more other qualified plans or simplified employee pensions (whether or not terminated) ever maintained by the Employer (other than years counted in (1)), and not including any years credited to the Participant under such other qualified plans or simplified employee pensions after the Participant has earned 35 Years of Benefit Service under this Plan). For purposes of determining the Participant’s cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year.

If this cumulative disparity adjustment is applicable, the Participant’s benefit will be increased as follows:

(a)

Subtract the Participant’s base benefit percentage from the Participant’s excess benefit percentage (after modification in accordance with the paragraphs preceding this cumulative disparity adjustment).

(b)

Divide the result in (a) by the Participant’s Years of Benefit Service under the Plan projected to the later of Normal Retirement Age or current age, not to exceed 35 Years of Benefit Service.

(c)

Multiply the result in (b) by the number of years by which the Participant’s cumulative disparity years exceed 35.

(d)

Add the result in (c) to the Participant’s base benefit percentage determined prior to this cumulative disparity adjustment.

Overall permitted disparity limit: For any Plan Year this Plan benefits any Participant who benefits under another qualified plan or simplified employee pension maintained by the Employer that provides for permitted disparity (or imputes permitted disparity), the benefit for each Participant under this Plan will be equal to the base benefit percentage times the Participant’s Average Annual Compensation. For Participants who are projected to have earned less than 35 Years of Benefit Service under this Plan as of the end of the Plan Year in which they attain Normal Retirement Age, (or current age, if later), the percentage in the preceding sentence will be multiplied by a fraction (not more than one), the numerator of which is the number of the Participant’s Years of Benefit Service the Participant is projected to have earned under this Plan as of the end of the Plan Year in which the Participant attains Normal Retirement Age (or current age, if later), and the denominator of which is 35. If this paragraph is applicable, this Plan will have a fresh-start date on the last day of the Plan Year preceding the Plan Year in which this paragraph is first applicable. In addition, if in any subsequent Plan Year this Plan no longer benefits any Participant who also benefits under another qualified plan or simplified employee pension maintained by the Employer that provides for permitted disparity (or imputes permitted disparity), this Plan will have a fresh-start date on the last day of the Plan Year preceding the Plan Year in which this paragraph is no longer applicable. For purposes of determining the Participant’s overall permitted disparity limit, all years ending in the same calendar year are treated as the same year.

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3.06

Form of Benefit Payment

The Plan Administrator will direct the Trustee to make the payment of any benefit provided under this Plan upon the event giving rise to such benefit within the time prescribed by this Article. The form of benefit will be determined as follows:

(a)

A Participant who is not married on his Annuity Starting Date will be provided a Qualified Life Annuity unless he elects the Normal Benefit Form or an Optional Benefit Form in writing within the 90-day period which ends on his Annuity Starting Date. The Qualified Life Annuity will be the Actuarial Equivalent of the Normal Benefit Form.

(b)

A Participant who is married on his Annuity Starting Date will be provided a Qualified Joint and Survivor Annuity unless he makes a Qualified Election to receive an Optional Benefit Form or the Normal Benefit Form. A Qualified Election is required only if the Actuarial Equivalent lump sum benefit is less than $5,000. The Qualified Joint and Survivor Annuity will be the Actuarial Equivalent of the Normal Benefit Form.

If the Actuarial Equivalent lump sum benefit is greater than $5,000 (and for distributions prior to March 22, 1999, has ever exceeded $5,000), the written consent of the Participant’s spouse must be witnessed in a manner required for a Qualified Election.

For Plan Years beginning prior to August 5, 1997, the $5,000 dollar limit will read $3,500 wherever it appears in this Section.

However, notwithstanding anything to the contrary, if the present value of a Participant’s Vested Accrued Benefit does not exceed $5,000 and for distributions prior to March 22, 1999, has never exceeded $5,000, the Plan Administrator will direct the immediate distribution of the present value of the Vested Accrued Benefit to the Participant. This paragraph will not apply after the Annuity Starting Date.

For Plan Years beginning prior to August 5, 1997, the $5,000 dollar limit will read $3,500 wherever it appears in this Section.

3.07

Optional Benefit Forms

Optional forms of benefit distribution are available subject to a written request by the Participant (or, upon the Participant’s death, the Participant’s Surviving Spouse or Beneficiary). The following Optional Benefit Forms are available and equal to the Actuarial Equivalent of the Normal Benefit Form and may be in an amount more than or less than that provided by the Normal Benefit Form depending on the option selected. Such distribution may be in one of the following forms:

(a)

Lifetime Pension - monthly pension benefit payable for the lifetime of the Participant with payments terminating upon the death of the Participant.

(b)

Lifetime Pension, five (5), ten (10), or fifteen (15) Years Certain - monthly pension benefit payable for the lifetime of the Participant with payments guaranteed for a minimum of five (5), ten (10), or fifteen (15) years.

(c)

Joint & 100% Survivor Pension - monthly pension benefit payable during the joint lifetime of the Participant and the Participant’s Spouse or designated beneficiary; with the same amount continuing upon the death of the Participant.

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(d)

Joint & 75% Survivor Pension - monthly pension benefit payable during the joint lifetime of the Participant and the Participant’s Spouse or designated beneficiary; reduces to 75% of the original amount upon the death of the Participant.

(e)

Joint & 66 2/3% Survivor Pension - monthly pension benefit payable during the joint lifetime of the Participant and the Participant’s Spouse or designated beneficiary; reduces to 66 2/3% of the original amount upon the death of the Participant.

(f)

Joint & 50% Survivor Pension - monthly pension benefit payable during the joint lifetime of the Participant and the Participant’s Spouse or designated beneficiary; reduces to 50% of the original amount upon the death of the Participant.

(g)

Joint & 33 1/3% Survivor Pension - monthly pension benefit payable during the joint lifetime of the Participant and the Participant’s Spouse or designated beneficiary; reduces to 33 1/3% of the original amount upon the death of the Participant.

Effective September 3, 1999, any Former Schenectady Federal Savings Bank Retirement Plan Participant, may additionally elect to receive benefit payments in the form specified in Section B.9 of Appendix B. Benefits under any optional form other than a Lifetime Pension shall be the Actuarial Equivalent of those benefits which would have been provided as a Lifetime Pension.

3.08

Commencement of Benefit

Subject to the provisions of this Article, commencement of a benefit will, unless the Participant elects otherwise in writing, begin not later than the 60th day after the close of the Plan Year in which occurs the latest of:

(a)

The date on which the Participant attains age sixty-five (65);

(b)

The date the Participant terminates his service with the Employer; or

(c)

The 10th anniversary of the Participant’s Participant date of participation.

(1)

Effective for Plan Years beginning before October 1, 1998. Any other provision of this Plan to the contrary notwithstanding, and consistent with the provisions of Section 401(a)(9) of the Internal Revenue Code and Regulations issued pursuant thereto, the entire interest in this Plan of each Participant, as of the last day of the calendar year in which he attains age 70½ and each succeeding calendar year shall be distributed to him, in accordance with the provisions of Article 3 hereof, commencing not later than the first day of April following the calendar year in which he attains age 70½ and each calendar year thereafter; provided, however that a Participant who has attained age 70½ prior to January 1, 1988 and has not been a 5% owner in the Plan Year ending with or within the calendar year in which he attains age 66½ or any succeeding Plan Year, may defer the distribution of his benefit until he separates from service.

(2)

Effective for Plan Years beginning after October 1, 1998. Any other provision of this Plan to the contrary notwithstanding, and consistent with the provisions of Section 401(a)(9) of the Internal Revenue Code and Regulations issued pursuant thereto, payment will commence in this Plan of each Participant, as of the last day of the later of the calendar year in which he attains age 70½ or the calendar year in which he retires, and each succeeding calendar year shall be distributed to him, in accordance with the provisions of Article 3 hereof, commencing not later than the first day of April following the calendar year in which he retires and each calendar year thereafter; provided, however that for any Participant who is a 5% owner in the Plan Year ending with or within the calendar year in which he attains age 70½ or any succeeding plan year, payment will commence in this Plan of each such Participant, as of the last day of the calendar year in which he attains age 70½ and each succeeding calendar year shall be distributed to him, in accordance with the provisions of Article 3 hereof, commencing not later than the first day of April following the calendar year in which he attains age 70½ and each calendar year thereafter.

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3.09

Directed Transfer of Eligible Rollover Distributions

(a)

General

This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee’s election under this section, a Distributee may elect, at the time and in the manner subject to the administrative rules prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

(b)

Eligible Rollover Distribution

An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee’s designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

(c)

Eligible Retirement Plan

An Eligible Retirement Plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee’s Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

(d)

Distributee

A Distributee includes an Employee or former Employee. In addition, the Employee’s or former Employee’s surviving spouse and the Employee’s or former Employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributee’s with regard to the interest of the spouse or former spouse.

(e)

Direct Rollover

A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

3.10

Suspension of Benefits after Commencement of Benefits

If a Participant is reemployed as an Employee after the commencement of a retirement benefit under any of the provisions of the Plan, payment of the Participant’s monthly retirement benefit shall be suspended for each calendar month during which the Participant completes 100 Hours of Service or, for a Participant who continues employment beyond his Normal Retirement Date, ERISA Section 203(a)(3)(b) Service as defined below, until he subsequently terminates his active employment with the Employer, subject to the following requirements:

(a)

Prior to such suspension, each Participant whose monthly retirement benefit is suspended under section 3.10 shall be notified of the suspension. The notification shall be made by personal delivery or first class mail during the first calendar month or payroll period (if applicable) in which the Participant’s monthly retirement benefit is suspended. The notification shall contain the following information (either expressly or by reference to the Plan’s Summary Plan Description):

(1)

A description of the specific reasons why benefit payments are suspended;

(2)

A general description and copy of the Plan provisions relating to the suspension of benefit payments;

(3)

A statement that applicable Department of Labor Regulations may be found in section 2530.203.3 of the Code of Federal Regulations; and

3-8

(4)

A description of the Plan’s claims procedure for affording review of the suspension of benefits.

(b)

After a Participant’s retirement benefit commences, such Participant’s monthly retirement benefit may be suspended under section 3.10 for each month or, if applicable, during each four or five-week payroll period ending in a calendar month during which the Participant completes 100 Hours of Service or ERISA Section 203(a)(3)(b) Service as the case may be. During each calendar month or payroll period (if applicable) in which a Participant meets the preceding requirements, he shall be deemed to be in the service of the Employer for purposes of this section. A Participant who does not perform 100 Hours of Service or ERISA Section 203(a)(3)(b) Service as the case may be during any calendar month or payroll period (if applicable) shall be deemed to have terminated employment with the Employer and, as a result, shall be entitled to a monthly retirement benefit in accordance with section 3.10(c).

(c)

Upon the actual retirement of a Participant who does not complete 100 Hours of Service or ERISA Section 203(a)(3)(b) Service as the case may be in any calendar month or payroll period (if applicable) pursuant to 3.10(b) above, such Participant’s monthly retirement benefit shall be determined in accordance with Section 3.03. Payment of such Participant’s monthly retirement benefit will commence no later than the first day of the third calendar month after the calendar month in which the Participant ceases to be employed for 100 Hours of Service or in ERISA Section 203(a)(3)(b) Service as the case may be.

In the event the Plan has not recovered amounts which should not have been paid under this Section before such third calendar month, the Participant’s monthly retirement benefit will be reduced by 25% until such amounts are recovered. The Plan shall recover all amounts attributable to a delay in the suspension of benefits pending notice in subparagraph (a) above.

The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payment resume and any amounts withheld during the period between the cessation of 100 Hours of Service or ERISA Section 203(a)(3)(b) Service as the case may be and the resumption of payments.

(d)

For purposes of section 3.10, “ERISA Section 203(a)(3)(b) Service” means service during a calendar month, or during a four or five-week payroll period in which the Participant is credited with at least forty (40) Hours of Service.

(e)

Where benefits are suspended under section 3.10, the suspended amount shall be:

(1)

In the case of benefits payable periodically on a monthly basis for as long as a life (or lives) continues, such as a straight life annuity or a qualified joint and survivor annuity, an amount equal to the portion of a monthly benefit payment derived from employer contributions.

(2)

In the case of a benefit payable in a form other than the form described in section 3.10(e)(1), an amount of the Employer-provided portion of the benefit payments for a calendar month in which the employee who completed 100 Hours of Service or ERISA Section 203(a)(3)(b) Service, equal to the lesser of:

(A)

The amount of benefits which would have been payable to the Employee if he had been receiving monthly benefits under the Plan since actual retirement based on a straight life annuity commencing at actual retirement age; or

(B)

The actual amount paid or scheduled to be paid to the Employee for such month. Payments, which are scheduled to be, paid less frequently than monthly may be converted to monthly payments for purposes of the preceding sentence.

(f)

This section 3.10 does not apply to the minimum benefit to which the Participant is entitled under the top-heavy rules of Article 6.

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ARTICLE 4

DEATH BENEFIT

4.01

Pre-Retirement Death Benefit

The following benefits shall be paid automatically upon a Participant’s death:

(a)

Preretirement Survivor Annuity

(i)

The Eligible Beneficiaries of an Eligible Participant shall be entitled to receive a monthly Preretirement Survivor Annuity.

For purposes of this section, the following definitions shall apply:

“Eligible Beneficiaries” shall mean:

(A)

Surviving Spouse – a spouse to whom the Participant was legally married for at least one (1) year and which marriage had not been dissolved by formal divorce proceeding at the time of his death.

(B)

Eligible Children - any natural child or children of the Participant or any child or children legally adopted by the Participant at least one (1) year prior to the Participant’s death who have not attained the age of twenty-one (21) at the time of the Participant’s death.

Eligible Participant – a participant who at the time of his death was employed by the Employer and (I) attained age sixty (60) or (II) the sum of whose attained age and vested service equals or exceeds sixty-five (65) years or (c) is entitled to a vested retirement benefit.

(ii)

Upon the death of an Eligible Participant, a monthly Preretirement Survivor Annuity shall be paid to and for the life of the Surviving Spouse. If there is no such Surviving Spouse at the time of the Participant’s death or if the Surviving Spouse subsequently dies, the monthly benefit shall be divided equally among, and paid to, Eligible Children who at the date of any such payment shall have not attained age twenty-one (21). The Preretirement Survivor Annuity shall be paid as follows:

(A)

The monthly Preretirement Survivor Annuity payments to the Surviving Spouse shall commence on the first day of the calendar month coinciding with or next following the later of the date of the Eligible Participant’s death and the date on which the Eligible Participant would have attained his Normal Retirement Age, if he had lived. Such benefit shall equal the Vested Accrued Benefit deferred to the Eligible Participant’s Normal Retirement Date that would have been provided under the Plan had the Eligible Participant retired on the date of his death. In calculating the amount of such benefit, it will be assumed that the Eligible Participant had effectively elected on the date of his death to receive a 100% Joint & Survivor Annuity with his Surviving Spouse as his Beneficiary.

(B)

An Eligible Participant’s Surviving Spouse may elect that payment of the monthly Preretirement Survivor Annuity shall commence on the first day of the calendar month coincident with or next following the date of the Eligible Participant’s death. In calculating the amount of benefit it will be assumed that the Plan provisions permitted early retirement as early as the date of the Eligible Participant’s death, and that the Eligible Participant had effectively elected on the date of his death to receive an immediate 100% Joint & Survivor Annuity with his Surviving Spouse as his Beneficiary.

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(C)

If (I) the Eligible Participant has a Surviving Spouse and Eligible Children on the date of his death, (II) payment to the Surviving Spouse have commenced, (III) the Surviving Spouse dies, and (IV) there are Eligible Children who have not attained age twenty-one (21) at the time of the Surviving Spouse’s death, the same monthly Preretirement Survivor Annuity that was payable to the Surviving Spouse shall continue to be paid to such Eligible Children until the youngest child attains age twenty-one (21). Such benefit shall commence on the first day of the calendar month coincident with or next following the date of the Surviving Spouse’s death and shall be divided equally among, and paid to, the Eligible Children who, on the date of such payment, shall have not attained age twenty-one (21).

(D)

If (I) the Eligible Participant has a Surviving Spouse and Eligible Children on the date of his death, (II) payment to the Surviving Spouse are deferred until the Eligible Participant would have attained Normal Retirement Age, (III) the Surviving Spouse dies prior to commencement, and (IV) there are Eligible Children who have not attained age twenty-one (21) at the time of the Surviving Spouse’s death, a monthly Preretirement Survivor Annuity shall be payable to such Eligible Children. Such benefit shall commence on the first day of the calendar month coincident with of next following the date of the Surviving Spouse’s death and shall be divided equally among, and paid to, the Eligible Children who, on the date of such payment, shall not have attained age twenty-one (21). The benefit will be calculated assuming that the Eligible Participant had effectively elected on his date of death to receive a 100% Joint & Survivor Annuity with his Surviving Spouse as the Beneficiary with payments to commence on the date of his Surviving Spouse’s death and to continue until the youngest child attains age twenty-one (21) and the Plan provisions permitted early retirement as early as the date of the Surviving Spouse’s death.

(E)

If the Eligible Participant has no Surviving Spouse on the date of his death but is survived by Eligible Children a monthly Preretirement Survivor Annuity shall be payable to such Eligible Children with payments to continue until the youngest child attains age twenty-one (21). Such benefit shall commence on the first day of the calendar month coincident with of next following the date of the Eligible Participant’s death and shall be divided equally among, and paid to, the Eligible Children who, on the date of such payment, shall not have attained age twenty-one (21). The benefit will be calculated assuming that (I) the Eligible Participant had effectively elected on his date of death to receive a 100% Joint & Survivor Annuity with the designated Beneficiary thereunder being a person of the opposite sex with the same date of birth as the Eligible Participant, (II) the Eligible Participant had not chosen a deferred payment and (III) the Plan provisions permitted early retirement as early as the date of the Eligible Participant’s death.

(b)

Post Termination Survivor Annuity

(i)

A Participant who is eligible for an Early Retirement Benefit, a Normal Retirement Benefit or a Late Retirement Benefit upon his termination of service with the Employer and dies prior to the earliest of : (A) sixty (60) days following termination of service, (B) the date benefit payments commence, or (C) the effective date of any benefit election, shall be deemed not to have retired and a Preretirement Survivor Annuity shall be payable as though his death had occurred at the time of his termination of service.

(ii)

A Participant who is eligible for an Early Retirement Benefit, a Normal Retirement Benefit or a Late Retirement Benefit upon his termination of service with the Employer and dies (A) more than sixty (60) days following termination of service and (B) prior to the earlier of: (I) the date benefit payments commence or (II) the effective date of any benefit election shall, if he has a Surviving Spouse, be deemed to have chosen to have benefits commence (1) if the Participant was eligible for an Early Retirement Benefit or a Normal Retirement Benefit, on his Normal Retirement Date, or if earlier, on the commencement date specified in any benefit election that is in effect on the date of his death or (2) if the Participant was eligible for a Late Retirement Benefit, on his Late Retirement Date, and be deemed to have elected a 50% Joint & Survivor Annuity with his Surviving Spouse as his Beneficiary. Notwithstanding the foregoing, the Participant’s Surviving Spouse may elect to have benefits commence on the date of the Participant’s death in which case the Participant shall be deemed to have chosen to have benefits commence on such date and to have elected the 50% Joint & Survivor Annuity with his Surviving Spouse as his Beneficiary.

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(iii)

If a Participant has not satisfied the eligibility requirements for an Early Retirement Benefit but, (A) has incurred a termination of service while entitled to a Vested Accrued Benefit, and (B) dies prior to the date his benefit payments are scheduled to commence, he shall, if he has a Surviving Spouse, be deemed to have elected to receive a 50% Joint & Survivor Annuity with his Surviving Spouse as his Beneficiary and chosen to have his benefit commence on his Normal Retirement Date; provided however that the Participant’s Surviving Spouse may elect to have benefits commence on the earliest date following his death on which an Early Retirement Benefit could have commenced under the provisions of the Plan as in effect on the date the Participant incurs a termination of service and the benefit paid to such Surviving Spouse shall be determined as if the Participant had elected to receive a 50% Joint & Survivor Annuity with his Surviving Spouse as his Beneficiary and had chosen to have benefits commence as of the date elected by the Surviving Spouse.

4.02

Post-Retirement Death Benefit

In the event of the death of a Retired Participant, a benefit will be paid to the Participant’s Beneficiary or Surviving Spouse in accordance with the form of benefit payment elected under the Plan.

4.03

Effect of Death on Benefit Rights

The death of a Participant will result in the forfeiture of all benefits (other than those described in this Article) to which he would have been entitled if he had survived.

4.04

Designation of Beneficiary

Each Participant will be given the opportunity to designate a Beneficiary or Beneficiaries, and from time to time the Participant may file with the Plan Administrator a new or revised designation on the form provided by the Plan Administrator. If a Participant is married, any designation of a Beneficiary other than the Participant’s spouse must be consented to by the Participant’s spouse pursuant to a Qualified Election.

If a Participant dies without designating a Beneficiary, or if the Participant is predeceased by all designated Beneficiaries and contingent Beneficiaries, the Plan Administrator will distribute all benefits which are payable in the event of the Participant’s death in the following manner:

(a)

All to the Participant’s Surviving Spouse; or, if there is no Surviving Spouse,

(b)

The Participant’s estate.

4.05

Reserved

4.06

Reserved

4.07

Reserved

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ARTICLE 5

TERMINATION OF EMPLOYMENT

5.01

Termination of Employment

If the employment of a Participant terminates for any reason other than death, disability or retirement, the Participant will become entitled to receive a Normal Retirement Benefit commencing on his Normal Retirement Date equal to his Vested Accrued Benefit. If he is entitled to receive a monthly retirement benefit, he will be considered a Vested Terminated Participant.

In addition, effective September 3, 1999, in no event shall the Vested Accrued Benefit of a Former Schenectady Federal Savings Bank Retirement Plan Participant be less than the amount determined under this section 3.03, modified in accordance with Section B.7 of Appendix B.

5.02

Payment of Vested Accrued Benefit

The monthly retirement benefit payable to a Vested Terminated Participant will be subject to the same terms and conditions in respect to time, manner and form of payment as any other Normal Retirement Benefit. A Vested Terminated Participant may elect to begin to receive his Vested Accrued Benefit at any time after he satisfies the requirements for Early Retirement, in which case his benefit will be in the same amount and subject to the same terms and conditions as an Early Retirement Benefit. If the Participant has satisfied the service requirement but not the age requirement for Early Retirement, he will be entitled to receive an Early Retirement Benefit upon later satisfaction of the age requirement.

5.03

Cash-Out Distribution

For Plan Years beginning prior to August 5, 1997, the $5,000 dollar limit will read $3,500 wherever it appears in this Section.

(a)

If the present value of a terminated Participant’s Vested Accrued Benefit does not exceed $5,000, and for distribution prior to March 22, 1999, has never exceeded $5,000 the Plan Administrator will direct the immediate distribution to the Participant of the present value of his Vested Accrued Benefit. For purposes of this Paragraph, any single sum benefit which is to be paid to a Participant, must be paid before the annuity starting date which shall be determined as follows:

(1)

The first day of the first period for which an amount is received payable as an annuity (whether by reason of retirement or disability); or

(2)

In the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitled the Participant to such benefit.

(b)

If a terminated Participant receives a complete distribution of his Vested Accrued Benefit, a Cash-Out Distribution will be deemed to have occurred as of the date of distribution. If a Participant who is zero percent vested in his Accrued Benefit terminates employment, a Cash-Out Distribution will be deemed to have occurred as of the Participant’s date of severance of employment.

(c)

If a terminated Participant receives a complete distribution of his Vested Accrued Benefit, a Cash-Out Distribution will be deemed to have occurred as of the date of distribution. If a Participant who is zero percent vested in his Accrued Benefit terminates employment, a Cash-Out Distribution will be deemed to have occurred as of the Participant’s date of severance of employment.

5.04

Forfeitures

If a Participant, who is less than 100% vested, terminates employment and either receives a Cash-Out Distribution or incurs five consecutive One Year Breaks-in-Service, he will forfeit the non-vested portion of his Accrued Benefit. If the Participant subsequently returns to an Eligible Employee Classification, he will immediately become completely reinstated with his previously credited Years of Service.

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5.05

Reemployment

If a Participant (a) terminates employment, (b) receives a distribution of all or a portion of his Vested Accrued Benefit and (c) is later reemployed, the Participant’s Normal Retirement Benefit (and therefore his Accrued Benefit) will be reduced by the Actuarial Equivalent value of the benefit which was previously distributed. If a Participant is reemployed prior to incurring 5 consecutive one-year Breaks-in-Service commencing after the distribution and repays the Cash-Out Distribution or Lump Sum payment to the Plan within 5 years of reemployment with interest at the rate specified in section 411(c)(2)(C)(iii) of the Code, he will become completely reinstated with his previously credited Year of Service. A Participant who has received a Cash-Out Distribution and does not make such repayment, shall lose his Benefit Service attributable to the prior distribution but shall retain his Eligibility and Vesting Service.

5.06

Reserved

5.07

Reserved

5.08

Reserved

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ARTICLE 6

ACCRUED BENEFIT

6.01

Accrued Benefit

(a)

General

A Participant’s Accrued Benefit represents the amount of monthly retirement pension benefit which has been earned as of any given date.

Prior to a Participant’s Normal Retirement Date, the Accrued Benefit is determined in accordance with section 1.01 and is payable in the Normal Benefit Form commencing on his Normal Retirement Date. For such purposes, the Participant’s Normal Retirement Benefit will be determined based on his Average Annual Compensation at the time his Accrued Benefit is determined and will be determined without regard to the limitations of Article 7.

A Participant’s Accrued Benefit at his Normal Retirement Age will be equal to his Normal Retirement Benefit. If a Participant continues as an Employee after his Normal Retirement Date, his Accrued Benefit will be equal to his Late Retirement Benefit determined in accordance with section 3.03.

A Participant’s Accrued Benefit will not be reduced on account of any increase in the Participant’s age or service.

(b)

133_% Rule

A Participant’s Accrued Benefit will be based on their Average Annual Compensation, and Years of Benefit Service at the time of retirement, death, or termination of employment. The Normal Retirement Benefit is the total benefit accrued at Normal Retirement Age. In the event that the benefit commences prior to his Normal Retirement Date, such benefit shall be reduced in accordance with the provisions of section 3.02.

The Plan shall satisfy the 133-1/3% accrual rule set forth in section 411(b)(1)(B) of the Code.

6.02

Minimum Benefit Requirement for Top-Heavy Plan

(a)

General

For any Plan Year in which this Plan is determined to be Top-Heavy, a Participant who is a Non-Key Employee (including any Employee who is excluded from the Plan because his Compensation is less than a stated amount) will be entitled to a monthly benefit equal to the greater of the Accrued Benefit provided under section 1.01 or a monthly benefit in the form of a straight life annuity (with no ancillary benefits) commencing at Normal Retirement Date equal to the product of the Participant’s average monthly compensation (which will mean the average rate of Aggregate Compensation during the 5 consecutive years, as defined for purposes of determining Average Monthly Compensation, in which the Participant had the highest Aggregate Compensation) multiplied by the lesser of (1) 2% for each Year of Benefit Service performed while actually participating in the Plan during a Plan Year in which the Plan is determined to be Top-Heavy, or (2) 20%.

A Participant will not be required to be employed on the last day of a Plan Year in order to be entitled to a benefit provided by this section 6.02(a). The Plan may not satisfy the requirements of this section 6.02(a) through Employer contributions to Social Security.

If the form of payment is other than a single life annuity, the Participant must receive an amount that is the Actuarial Equivalent of the minimum straight life annuity benefit. If the benefit commences at a date other than at Normal Retirement Age, the Participant must receive at least an amount that is the Actuarial Equivalent of the minimum straight life annuity benefit commencing at Normal Retirement Age.

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(b)

Non-Application

Notwithstanding the provisions of section 6.02(a), if a Non-Key Employee who is a Participant in this Plan, is also participating in a Defined Contribution Plan maintained by the Employer or an Affiliated Employer in which, for a given Plan Year, the annual allocation of employer contributions plus allocated forfeitures in the Defined Contribution Plan plus the benefits under this Plan provide expected benefits at age 65 which (when measured as a percentage of Aggregate Compensation) are comparable to the benefit described in section 6.02(a) for the Non-Key Employees who are covered by this Plan and the defined contribution plan, then the Participant will not be entitled to the minimum benefit provided for in section 6.02(a) for the Plan Year.

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ARTICLE 7

LIMITATION ON BENEFITS

7.01

Limitation on Benefits

(a)

In General

The Annual Benefit otherwise payable to a Participant under this Plan will not at any time exceed the Defined Benefit Limit. The limitation described in this section will be deemed satisfied as to any Participant if the Annual Benefit otherwise payable under this Plan to the Participant does not exceed $1,000 multiplied by the Participant’s number of Years of Service or parts thereof (not to exceed 10) with the Employer, and the Employer has not at any time maintained a defined contribution plan, as defined in Section 7.02, in which the Participant participated.

If the Employer maintains one or more qualified defined benefit plans in addition to this Plan, the sum of the Annual Benefits payable under each plan will be treated as a single Annual Benefit for the purposes of applying the limitations hereunder. If the sum of the Annual Benefits exceeds, in the aggregate, the Defined Benefit Limit, the Annual Benefit of each plan will be reduced ratably until the sum of the reduced Annual Benefits satisfies the limitations under this paragraph. To the extent one or more qualified plans maintained by the Employer do not permit reduction, the annual Benefit of each other Plan will be ratably reduced.

(b)

Preservation of Pre-TRA ‘86 Accrued Benefit

Any Participant’s Annual Benefit payable under the Plan will be not less than the Participant’s Accrued Benefit determined as if he had separated from service as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any change in the terms and conditions of the Plan after May 5, 1986 and any cost of living adjustments occurring after May 5, 1986.

7.02

Where Employer Maintains a Qualified Defined Contribution Plan

(a)

In General

For Limitation Years beginning on or before December 31, 1999, if the Employer maintains (or has ever maintained), in addition to this Plan, one or more qualified Defined Contribution Plans, one or more welfare benefit funds (as defined in section 419(e) of the Code), or a simplified employee pension plan, all of which are referred to in this Article 7 as “qualified Defined Contribution Plans”, then the limitation described in Section 7.01 will be further limited for such Plan Years in accordance with the provisions of Section 415(e) of the Code as in effect for limitation years beginning before January 1, 2000, incorporating any transition rules that may apply to a Participant’s Annual Benefit and including any adjustments that may be required for a Limitation Year in which the Plan is determined to be Top-Heavy and subject to the requirements of Section 416 of the Code. The limitations under Section 415(e) of the Code shall not apply in Plan Years beginning on or after January 1, 2000

7.03

Definitions Applicable to Article 7

(a)

Aggregate Compensation

Aggregate Compensation means a Participant’s earned income, wages, salaries, and fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, bonuses, fringe benefits and reimbursements or other expense allowances under a nonaccountable plan (as described in Treas. Reg. 1.62-2(c)), and excluding the following:

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(1)

Employer contributions to a plan of deferred compensation which are not includible in the Participant’s gross income for the taxable year in which contributed or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Participant, or any distributions from a plan of deferred compensation;

(2)

Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

(3)

Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

(4)

Other amounts which receive special tax benefits or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludible from the gross income of the Employee).

For Plan Years beginning on or after January 1, 1998, Compensation for purposes of this Article 7 includes any amounts contributed by the Employer or any related Employer on behalf of any Employee pursuant to a salary reduction agreement which are not includable in the gross income of the Employee due to Code Section 125, 402(e)(3) (referring to salary deferral contributions under a Code Section 401(k) plan), 402(h), 402(k), 403(b) or 457(b).

For Plan Years beginning prior to January 1, 1998, Compensation for purposes of this Article 7 excludes any amounts contributed by the Employer or any Related Employer on behalf of any Employee pursuant to a salary reduction agreement which are not includible in the gross income of the Employee due to Code Section 125, 402(e)(3) (referring to salary deferral contributions under a Code Section 401(k) plan), 402(h), 402(k), 403(b) or 457(b).

Aggregate Compensation in excess of the Section 401(a)(17) Limitation (as adjusted by the Secretary of the Treasury in accordance with section 401(a)(17)(B) of the Code) is disregarded. For any self-employed individual, Aggregate Compensation will mean earned income.

Aggregate Compensation for any Limitation Year means the Compensation actually paid or includible in gross income during such Limitation Year.

(b)

Allocation Date, Valuation Date

These terms are used interchangeably and mean the date with respect to which all or a portion of employer contributions, employee contributions or forfeitures or both are allocated to participant accounts under a defined contribution plan.

(c)

Annual Additions

For Plan Years beginning after December 31, 1986, Annual Additions are the sum of the following amounts allocated to any Defined Contribution Plan maintained by the Employer (including voluntary contributions to any Defined Benefit Plan maintained by the Employer) on behalf of a Participant for a Limitation Year:

(1)

All Employee and Employer contributions;

(2)

All reallocated forfeitures;

(3)

Amounts allocated after March 31, 1984, to an individual medical account, as defined in section 415(l)(2) of the Code which is part of a pension or annuity plan maintained by the Employer, and amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after that date, which are attributable to post-retirement medical benefits required by section 401(h)(6) of the Code to be allocated to the separate account of a Key Employee under a welfare benefit plan (as defined in section 419(e) of the Code) maintained by the Employer.

7-2

Contributions or forfeitures will be treated as Annual Additions regardless of whether they constitute Excess Deferrals, Excess Contributions or Excess Aggregate Contributions within the meaning of the regulations under section 401(k) or 401(m) of the Code and regardless of whether they are corrected through distribution or recharacterization. The Annual Addition for any Limitation Year beginning before January 1, 1987, will not be recomputed to treat all Employee contributions as Annual Additions.

(d)

Annual Benefit

Annual Benefit means a benefit payable annually in the form of a straight life annuity (with no ancillary benefits) under a plan to which employees do not contribute and under which no rollover contributions are made. (The Annual Benefit does not include any benefits attributable to employee contributions or rollover contributions, or the assets transferred from a qualified plan that was not maintained by the Employer).

(e)

Defined Benefit Compensation Limit

The Defined Benefit Compensation Limit is equal to 100% of the Participant’s average Aggregate Compensation for the three consecutive calendar years (or other twelve consecutive month periods adopted by the Employer pursuant to a Written Resolution and applied on a uniform and consistent basis) of service during which the Participant had the greatest Aggregate Compensation.

Where the annual benefit is payable to a Participant in a form other than a straight life annuity or a Qualified Joint and Survivor Annuity, the Defined Benefit Compensation Limit will be the Actuarial Equivalent of a straight life annuity beginning at the same age. No adjustment is required for the following: pre-retirement disability benefits, pre-retirement death benefits and post-retirement medical benefits. For purposes of this paragraph, the Actuarial Equivalent straight life annuity shall be the greater of the straight life annuity determined using (1) the postretirement interest and mortality assumptions specified for Actuarial Equivalent purposes, and (2) the “Applicable Mortality Table” determined in accordance with Section 1.03 and (a) five percent (5%) for any form of benefit not subject to Internal Revenue Code Section 417(e)(3), or (b) for any form of benefit subject to Internal Revenue Code Section 417(e), the “Applicable Interest Rate” determined in accordance with Section 1.03.

Where the annual benefit is payable to a Participant who has fewer than 10 years of service with the Employer or any Related or Predecessor Employer, the Defined Benefit Compensation Limit will be multiplied by a fraction, the numerator of which is the Participant’s number of years of service with the Employer or Related or Predecessor Employer, but not less than one (1), and the denominator of which is 10.

With regard to a Participant who has separated from service with a nonforfeitable right to an Accrued Benefit, the Defined Benefit Compensation Limit will be adjusted effective January 1 of each Calendar year. For any Limitation Year beginning after the separation occurs, the Defined Benefit Compensation Limit will be equal to the Defined Benefit Compensation Limit which was applicable to the Participant in the Limitation Year in which he separated from service, increased to reflect cost-of-living adjustments as promulgated by the Secretary of the Treasury under Section 415(d)(1)(B) of the Code. However, the Annual Benefit will not be increased above the amount which would be payable without regard to the Defined Benefit Limit.

The benefits payable with respect to a Participant under any defined benefit plan shall be deemed not to exceed the limitation of section 415(b)(4) if:

(a)

The retirement benefits payable with respect to such participant under such plan and under all other defined benefit plans of the employer do not exceed $10,000 for the plan year, or for any prior plan year, and

(b)

The employer has not at any time maintained a defined contribution plan in which the participant participated.

(f)

Defined Benefit Dollar Limit

The Defined Benefit Dollar Limit is equal to $90,000 for calendar years 1984 through 1987. As of January 1, 1988 and as of January 1 of each subsequent calendar year, the Defined Benefit Dollar Limit is increased in accordance with 415(d)(1)(A) of the Code. However, the Annual Benefit will not be increased above the amount which would be payable without regard to the Defined Benefit Limit. For calendar years between 1976 and 1983, the Defined Benefit Dollar Limit is $75,000 as adjusted by the Secretary of the Treasury under section 415(d) of the Code for that calendar year. The Defined Benefit Dollar Limit for a calendar year applies to Limitation Years ending with or within that calendar year.

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Where the annual benefit is payable to a Participant in a form other than a straight life annuity or a qualified joint and survivor annuity as described in Section 417(b) of the Code, the Defined Benefit Dollar Limit will be the Actuarial Equivalent of a straight life annuity beginning at the same age. No adjustment is required for the following: preretirement disability benefits, preretirement death benefits, and postretirement medical benefits. For purposes of this paragraph, the Actuarial Equivalent straight life annuity shall be the greater of the straight life annuity determined using (1) the postretirement interest and mortality assumptions specified for Actuarial Equivalent purposes, and (2) the “Applicable Mortality Table” determined in accordance with Section 1.03 and (a) five percent (5%) for any form of benefit not subject to Internal Revenue Code Section 417(e)(3), or (b) for any form of benefit subject to Internal Revenue Code Section 417(e)(3), the “Applicable Interest Rate” determined in accordance with Section 1.03.

Where the annual benefit is payable to a Participant who has fewer than 10 years of participation in the Plan, the Defined Benefit Dollar Limit will be multiplied by a fraction, the numerator of which is the Participant’s number of years (or part thereof) of participation in the Plan, but not less than one (1), and the denominator of which is 10.

For a benefit commencing before a Participant’s Social Security Retirement Age but at or after age 62, the Defined Benefit Dollar Limit will be adjusted in a manner which is consistent with the reduction for old-age insurance benefits commencing before Social Security Retirement Age under the Social Security Act. The reduction will be 5/9 of 1% for each of the first 36 months and 5/12 of 1% for each additional month (up to 24 months) by which benefits commence before the month of the Participant’s Social Security Retirement Age. The Defined Benefit Dollar Limit for a benefit commencing before age 62 will be adjusted to the Actuarial Equivalent of the Defined Benefit Dollar Limit for a benefit commencing at age 62 reduced for each month by which benefits commence before the month in which the Participant attains age 62. For purposes of this paragraph, the “Actuarial Equivalent of the Defined Benefit Dollar Limit” shall be the lesser of the amount determined using (1) the factors specified by the Plan for determining the reduction for early retirement benefits below age 62 for a Participant with the same Years of Service, and (2) five percent (5%) and the “Applicable Mortality Table” determined in accordance with Section 1.03.

To the extent that a forfeiture of benefits would not occur upon death of the Participant, an assumption of no mortality shall replace the “Applicable Mortality Table” before age 62.

For a benefit commencing after a Participant’s Social Security Retirement Age, the Defined Benefit Dollar Limit will be adjusted to the Actuarial Equivalent of the Defined Benefit Dollar Limit for a benefit commencing at the Participant’s Social Security Retirement Age. For purposes of this paragraph, the “Actuarial Equivalent of the Defined Benefit Dollar Limit” shall be the lesser of the amount determined using (1) the factors specified by the Plan for determining the increase in benefits after age 70½ for a Participant who continues in employment while not receiving benefits, and (2) five percent (5%) and the “Applicable Mortality Table” determined in accordance with Section 1.03. To the extent that a forfeiture of benefits would not occur upon death of the Participant, the mortality decrement will be ignored in determining the Actuarial Equivalent.

(g)

Defined Benefit Limit

The Defined Benefit Limit is the lesser of the Defined Benefit Dollar Limit or the Defined Benefit Compensation Limit.

(h)

Employer

For purposes of this Article 7, employer shall mean the employer that adopts this Plan, and all members of a controlled group of corporations (as defined in Section 414(b) of the Code, as modified by Section 415(h), all commonly controlled trades or businesses (as defined in Section 414(c) as modified by Section 415(h), or affiliated service groups (as defined in Section 414(m) of which the adopting employer is a part and any other entity required to be aggregated with the employer pursuant to Section 414(o) of the Code.

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(i)

Limitation Year

The Limitation Year will be the 12 consecutive month period which is specified in Article 1 of this Plan and which is adopted for all qualified plans maintained by the Employer pursuant to a Written Resolution adopted by the Employer. In the event of a change in the Limitation Year, the additional limitations of Treasury Regulation section 1.415-2(b)(4)(iii) will also apply.

(j)

Projected Annual Benefit

For purposes of this Section, a Participant’s Projected Annual Benefit is equal to the Expected Retirement Benefit under Section 1.22, excluding benefits resulting from any Participant Contributions or Rollover Contributions.

(k)

Social Security Retirement Age

Social Security Retirement Age means age 65 with respect to a Participant who was born before January 1, 1938; age 66 with respect to a Participant born after December 31, 1937, and before January 1, 1955; and age 67 with respect to a Participant born after December 31, 1954.

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ARTICLE 8

MISCELLANEOUS

8.01

Employment Rights of Parties Not Restricted

The adoption and maintenance of this Plan will not be deemed a contract between the Employer and any Employee. Nothing in this Plan will give any Employee or Participant the right to be retained in the employ of the Employer or to interfere with the right of the Employer to discharge any Employee or Participant at any time, nor will it give the Employer the right to require any Employee or Participant to remain in its employ, or to interfere with any Employee’s or Participant’s right to terminate his employment at any time.

8.02

Alienation

(a)

General

No person entitled to any benefit under this Plan will have any right to sell, assign, transfer, hypothecate, encumber, commute, pledge, anticipate or otherwise dispose of his interest in the benefit, and any attempt to do so will be void. No benefit under this Plan will be subject to any legal process, levy, execution, attachment or garnishment for the payment of any claim against such person.

(b)

Exceptions

Section 8.02(a) will not apply to a qualified domestic relations order (QDRO) as defined in section 414(p) of the Code, and those other domestic relations orders permitted to be so treated by the Plan Administrator under the provisions of the Retirement Equity Act of 1984. The Plan Administrator will establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a QDRO, a former spouse of a Participant will be treated as the spouse or Surviving Spouse for all purposes under the Plan. Where, however, because of a QDRO, more than one individual is to be treated as a Surviving Spouse, the total amount to be paid in the form of a Qualified Survivor Annuity or the survivor portion of a Qualified Joint and Survivor Annuity may not exceed the amount that would be paid if there were only one Surviving Spouse. All rights and benefits, including elections, provided to a Participant under this Plan will be subject to the rights afforded to any alternate payee as such term is defined in section 414(p) of the Code.

8.03

Qualification of Plan

The Employer will have the sole responsibility for obtaining and retaining qualification of the Plan under the Code with respect to the Employer’s individual circumstances.

8.04

Construction

(a)

Governing Law

To the extent not preempted by ERISA or any other laws of the United States, this Plan will be construed according to the laws of the State of New York.

(b)

Gender

Words used in the singular will include the plural, the masculine gender will include the feminine, and vice versa, whenever appropriate.

(c)

Severability

If any provision of this Plan is not enforceable, the validity of the Plan and the remaining provisions shall not be affected.

(d)

Headings

The headings of this Plan have been inserted for convenience of reference only and are to be ignored in any construction of its provisions.

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8.05

Named Fiduciaries

(a)

Allocation of Functions

The authority to control and manage the operation and administration of the Plan and Trust created by this instrument will be allocated between the Plan Sponsor, the Trustee, and the Plan Administrator, all of whom are designated as Named Fiduciaries with respect to the Plan and Trust as provided for by Section 402(a)(2) of ERISA. The Plan Sponsor reserves the right to allocate the various responsibilities for the present execution of the functions of the Plan, other than the Trustees’ responsibilities, among its Named Fiduciaries. Any person or group of persons may serve in more than one fiduciary capacity with regard to the Plan.

(b)

Responsibilities of the Plan Sponsor

The Plan Sponsor, in its capacity as a Named Fiduciary, will have only the following authority and responsibility:

(1)

To appoint or remove the Plan Administrator and furnish the Trustee with certified copies of any resolutions of the Plan Sponsor with regard thereto;

(2)

To appoint and remove the Trustee;

(3)

To appoint a successor Trustee or additional Trustees;

(4)

To communicate information to the Plan Administrator and the Trustee as needed for the proper performance of the duties of each;

(5)

To appoint an investment manager (or to refrain from such appointment), to monitor the performance of the investment manager so appointed, and to terminate such appointment (more than one investment manger may be appointed and in office at any time); and

(6)

To establish and communicate to the Trustee a funding policy for the Plan.

(c)

Limitation on Obligations of Named Fiduciaries

No Named Fiduciary will have authority or responsibility to deal with matters other than as delegated to it under this Plan or by operation of law. A Named Fiduciary will not in any event be liable for breach of fiduciary responsibility or obligation by another fiduciary (including Named Fiduciaries) if the responsibility or authority of the act or omission deemed to be a breach was not within the scope of the Named Fiduciary’s authority or delegated responsibility.

(d)

Standard of Care and Skill

The duties of each fiduciary will be performed with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like objectives.

8.06

Status of Insurer

The term Insurer refers to any legal reserve life insurance company licensed to do business in the state within which the Employer maintains its principal office. The Insurer will file such returns, keep such records, make such reports and supply such information as required by applicable law or regulation.

8.07

Adoption and Withdrawal by Other Organizations

(a)

Procedure for Adoption

Subject to the provisions of this Section 8.07, any organization now in existence or hereafter formed or acquired, which is not already a Participating Employer under this Plan and which is otherwise legally eligible may, in the future, with the consent and approval of the Plan Sponsor, by formal Written Resolution (referred to in this Section as an Adoption Resolution), adopt the Plan and Trust hereby created for all or any classification of persons in its employment and thereby, from and after the specified effective date, become a Participating Employer under this Plan. Such consent will be effected by and evidenced by a formal Written Resolution of the Plan Sponsor. The Adoption Resolution may contain such specific changes and variations in Plan terms and provisions applicable to the adopting Participating Employer and its Employees as may be acceptable to the Plan Sponsor and the Trustee. However, the sole, exclusive right of any other amendment of whatever kind or extent to the Plan is reserved to the Plan Sponsor. The Adoption Resolution will become, as to the adopting organization and its Employees, a part of this Plan as then amended or thereafter amended. It will not be necessary for the adopting organization to sign or execute the original or then amended Plan and Trust Agreement or any future amendment to the Plan and Trust Agreement. The effective date of the Plan for any adopting organization will be that stated in the Adoption Resolution and from and after such effective date the adopting organization will assume all the rights, obligations and liabilities as a Participating Employer under this Plan. The administrative powers of and control by the Plan Sponsor as provided in the Plan, including the sole right of amendment or termination of the Plan, of appointment and removal of the Plan Administrator and the Trustee, and of appointment and removal of an investment manager will not be diminished by reason of the participation of the adopting organization in the Plan.

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(b)

Withdrawal

Any Participating Employer may withdraw from the Plan at any time, without affecting the Plan Sponsor or other Participating Employers not withdrawing, by complying with the provisions of the Plan. A withdrawing Participating Employer may arrange for the continuation by itself or its successor of this Plan in separate forms for its own employees, with such amendments, if any, as it may deem proper, and may arrange for continuation of the Plan by merger with an existing plan and transfer of plan assets. The Plan Sponsor may, at its absolute discretion, terminate a Participating Employer’s participation at any time when in its judgment the Participating Employer fails or refuses to discharge its obligation under the Plan.

(c)

Adoption Contingent Upon Initial and Continued Qualifications

The adoption of this Plan by an organization as provided is hereby made contingent and subject to the condition precedent that said adopting organization meets all the statutory requirements for qualified plans, including, but not limited to, Sections 401(a) and 501(a) of the Internal Revenue Code for its Employees. If the Plan or the Trust, in its operation, becomes disqualified, for any reason, as to the adopting organization and its Employees, the portion of the Plan assets allocable to them will be segregated as soon as is administratively feasible, pending either the prompt (1) requalification of the Plan as to the organization and its employees to the satisfaction of the Internal Revenue Service so as not to affect the continued qualified status thereof as to other Employers, (2) withdrawal of the organization from this Plan and a continuation by itself or its successor of its plan separately from this Plan, or by merger with another existing plan, with a transfer of its said segregated portion of Plan assets, or (3) termination of the Plan as to itself and its Employees.

8.08

Employer Contributions

The Employer (and any Participating Employers) will make contributions to the Plan at its discretion, except that contributions will not be less than the minimum contribution required by any applicable sections of the Code, including section 412, and with any other applicable federal statute.

Employer contributions made to the Plan are made and will be held for the sole purpose of providing benefits to Participants and their Beneficiaries. In no event will any contribution made by the Employer to the Plan or income there from revert to the Employer or otherwise be used or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries (including costs of maintaining and administering the Plan). Notwithstanding the foregoing, Employer contributions may be refunded to the Employer on written demand within one year of the event giving rise to the right to refund and upon presentation to the Trustee of evidence of the right to and amount of the refund, but only to the extent that the refunds do not, in themselves, deprive the Plan of its qualified status, under the following circumstances and subject to the following limitations:

(a)

Any contribution which is made in whole or in part by reason of a mistake of fact (for example, incorrect information as to the eligibility or compensation of a Participant, or a mathematical or actuarial error), be returned to the Employer.

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(b)

Notwithstanding any other provision of the Plan, if the Internal Revenue Service determines initially that the Plan, as adopted by the Employer, does not qualify under applicable sections of the Code and applicable Treasury Department Regulations, and the Employer declines either to amend this Plan so that it meets the objections of the Internal Revenue Service or to contest the determination of the Internal Revenue Service in court, the value of all assets will be distributed by the Trustee to the Employer. Thereafter, the Employer’s participation in this Plan will be considered rescinded and of no force or effect.

Any contribution made incident to initial qualification must be returned within one year after date initial qualification is denied, but only if application for initial qualification is made by time prescribed by law for filing the Company’s return for taxable year in which Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

(c)

Any contribution made by the Employer will be conditioned on the deductibility of such contribution and may be refunded to the Employer, to the extent the contribution is determined not to be deductible, within one year after such determination is made.

(d)

In the event of termination of the Trust, funds may revert to the Employer as provided in section 10.02.

8.09

Reserved

8.10

Reserved

8.11

Rollover Contributions

(a)

Rollover Account

Rollover Account means the separate account of a Participant reflecting Rollover Contributions and/or a direct transfer of assets from another qualified plan if such assets are to be credited to such separate account; and

Rollover Account will also reflect investment income (loss) allocated thereto and distributions. A Participant will be 100% vested at all times in his Rollover Account.

(b)

Rollover Contribution

Rollover Contribution means a contribution to the Plan by a Participant where such contribution was the result of a prior distribution from an Individual Retirement Account, an Individual Retirement Annuity or another qualified plan. Such prior distribution must be a rollover amount described in section 402(a)(5) of the Code or a rollover contribution described in section 408(d)(3) of the Code.

Each Employee who is a member of an Eligible Employee Classification, regardless of whether he is a Participant in the Plan, will have the right to make a Rollover Contribution of cash (or other property of a form acceptable to the Plan Administrator and the Trustee) into the Plan from another qualified plan. If the Employee is not a Participant hereunder, his Rollover Account will constitute his entire interest in the Plan. In no event will the existence of a Rollover Account entitle the Employee to participate in any other benefit provided by the Plan.

(c)

Investment

Each Rollover Account will be credited with a pro-rata share of the Trust Fund earnings, unless such contributions are segregated and invested separately in which case such contributions will be credited with a prorata share of the earnings of the respective segregated funds of which they are a part.

(d)

Accounting

Separate accounting will be maintained for amounts credited to Rollover Accounts including earnings and/or losses thereon.

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(e)

Participant Direction of Investment

A Participant will have the right to direct the Trustee with respect to the investment or reinvestment of the assets comprising the Participant’s Rollover Account only if the Trustee consents in writing to permit such direction. If the Trustee does consent to Participant direction of investment, the Trustee and each Participant will execute a letter agreement containing such conditions, limitations and other provisions they deem appropriate before the Trustee will follow any Participant direction. The Trustee will not be liable for any loss, or by reason of any breach, resulting from a Participant’s direction of the investment of any part of his Rollover Account. The Trustee will maintain as a segregated account any portion of the Participant’s Rollover Account to which this Section applies.

(f)

Distribution of Rollover Account

In the event of a Participant’s termination of employment for any reason, he will receive a distribution of his Rollover Account as of the date coincident with the time the Plan otherwise provides for the distribution of benefits to Participants or their Beneficiaries.

(g)

Form of Payment of Rollover Account

The form of payment of a Participant’s Rollover Account will be governed by the provisions of section 3.06 if the reason for payment is other than death.

If a Participant dies before his Annuity Starting Date, and if a Beneficiary other than the Participant’s Surviving Spouse has not been designated pursuant to a Qualified Election, the Participant’s Surviving Spouse will be entitled to receive a distribution of the Participant’s Rollover Account payable in the form of a Qualified Survivor Annuity with payments to commence on the first day of the month coincident with or next following the Participant’s date of death. The monthly pension benefit will be a single life annuity which is actuarially equivalent to the value of the Participant’s Rollover Account.

If a Surviving Spouse does not exist or if a Beneficiary other than the Participant’s Surviving Spouse has been designated pursuant to a Qualified Election, the Participant’s designated Beneficiary will be entitled to receive a death benefit equal to the value of the Participant’s Rollover Account.

If the value of a Participant’s Rollover Account is non-zero, the lump sum values described in the last paragraphs of Sections 1.44 and 3.06 will include the values of his Rollover Account.

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ARTICLE 9

ADMINISTRATION

9.01

Plan Administrator

The Plan Administrator will have the responsibility for the general supervision and administration of the Plan and will be a fiduciary of the Plan. The Employer may, by Written Resolution, appoint one or more individuals to serve as Plan Administrator. If the Employer does not appoint an individual or individuals as Plan Administrator, the Employer will function as Plan Administrator. The Employer may at any time, with or without cause, remove an individual as Plan Administrator or substitute another individual therefore.

9.02

Powers and Duties of the Plan Administrator

The Plan Administrator will be charged with and will have delegated to it the exclusive power, duty, authority and discretion to interpret and construe the provisions of this Plan, to determine its meaning and intent and to make application thereof to the facts of any individual case; to determine in its discretion the rights and benefits of Participants or the eligibility of Employees; to give necessary instructions and directions to the Trustee and the Insurer as herein provided or as may be requested by the Trustee and the Insurer from time to time; and to generally direct the administration of the Plan according to its terms. All decisions of the Plan Administrator in matters properly coming before it according to the terms of this Plan, and all actions taken by the Plan Administrator in the proper exercise of its administrative powers, duties and responsibilities, will be final and binding upon all Employees, Participants and Beneficiaries and upon any person having or claiming any rights or interest in this Plan; will be given deference in all courts of law, to the greatest extent allowed by applicable law; and, will not be overturned or set aside by any court of law unless the court finds that the Trustees, or their designee, abused their discretion in making such determination or rendering such interpretation. The Employer and the Plan Administrator will make and receive any reports and information, and retain any records necessary or appropriate to the administration of this Plan or to the performance of duties hereunder or to satisfy any requirements imposed by law. In the performance of its duties, the Plan Administrator will be entitled to rely on information duly furnished by any Employee, Participant or Beneficiary or by the Employer or Trustee.

9.03

Actions of the Plan Administrator

The Plan Administrator may adopt such rules as it deems necessary, desirable or appropriate with respect to the conduct of its affairs and the administration of the Plan. Whenever any action to be taken in accordance with the terms of the Plan requires the consent or approval of the Plan Administrator, or whenever an interpretation is to be made of the terms of the Plan, the Plan Administrator will act in a uniform and non-discriminatory manner, treating all Employees and Participants in similar circumstances in a like manner. If the Plan Administrator is a group of individuals, all of its decisions will be made by a majority vote. The Plan Administrator will have the authority to employ one or more persons to render advice or services with regard to the responsibilities of the Plan Administrator, including but not limited to attorneys, actuaries, and accountants. Any persons employed to render advice or services will have no fiduciary responsibility for any ministerial functions performed with respect to this Plan.

9.04

Reliance on Plan Administrator and Employer

Until the Employer gives notice to the contrary, the Trustee and any persons employed to render advice or services will be entitled to rely on the designation of Plan Administrator that has been furnished to them. In addition, the Trustee and any persons employed to render advice or services will be fully protected in acting upon the written directions and instructions of the Plan Administrator made in accordance with the terms of this Plan. If the Plan Administrator is a group of individuals, unless otherwise specified, any one of such individuals will be authorized to sign documents on behalf of the Plan Administrator and such authorized signatures will be recognized by all persons dealing with the Plan Administrator. The Trustee and any persons employed to render advice or services may take cognizance of any rules established by the Plan Administrator and rely upon them until notified to the contrary. The Trustee and any persons employed to render advice or services will be fully protected in taking any action upon any paper or document believed to be genuine and to have been properly signed and presented by the Plan Administrator, Employer or any agent of the Plan Administrator acting on behalf of the Plan Administrator.

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9.05

Reports to Participants

The Plan Administrator will report in writing to a Participant his Accrued Benefit under the Plan and the Vested Percentage of such benefit when the Participant terminates his employment or requests such a report in writing from the Plan Administrator. To the extent required by law or regulation, the Plan Administrator will annually furnish to each Participant, and to each Beneficiary receiving benefits, a report which fairly summarizes the Plan’s most recent report.

9.06

Bond

The Plan Administrator and other fiduciaries of the Plan will be bonded to the extent required by ERISA or other applicable law. No additional bond or other security for the faithful performance of any duties under this Plan will be required.

9.07

Compensation of Plan Administrator

The Compensation of the Plan Administrator will be left to the discretion of the Plan Sponsor; no person who is receiving full pay from the Employer will receive compensation for services as Plan Administrator. All reasonable and necessary expenses incurred by the Plan Administrator in supervising and administering the Plan will be paid from the Plan Assets by the Trustee at the direction of the Plan Administrator to the extent not paid by the Plan Sponsor.

9.08

Claims Procedure

The Plan Administrator will make all determinations as to the rights of any Employee, Participant, Beneficiary or other person under the terms of this Plan. Any Employee, Participant or Beneficiary, or person claiming under them, may make claim for benefit under this Plan by filing written notice with the Plan Administrator setting forth the substance of the claim. If a claim is wholly or partially denied, the claimant will have the opportunity to appeal the denial upon filing with the Plan Administrator a written request for review within 60 days after receipt of notice of denial. In making an appeal the claimant may examine pertinent Plan documents and may submit issues and comments in writing. Denial of a claim or a decision on review will be made in writing by the Plan Administrator delivered to the claimant within 60 days after receipt of the claim or request for review, unless special circumstances require an extension of time for processing the claim or review, in which event the Plan Administrator’s decision must be made as soon as possible thereafter but not beyond an additional 60 days. If no action on an initial claim is taken within 120 days, the claims will be deemed denied for purposes of permitting the claimant to proceed to the review stage. The denial of a claim or the decision on review will specify the reasons for the denial or decision and will make reference to the pertinent Plan provisions upon which the denial or decision is based. The denial of a claim will also include a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of the claim review procedure herein described. The Plan Administrator will serve as an agent for service of legal process with respect to the Plan unless the Employer, through written resolution, appoints another agent.

If a Participant or Beneficiary is entitled to a distribution from the Plan, the Participant or Beneficiary will be responsible for providing the Plan Administrator with his current address. If the Plan Administrator notifies the Participant or Beneficiary by registered mail (return receipt requested) at his last known address that he is entitled to a distribution and also notifies him of the provisions of this paragraph, and the Participant or Beneficiary fails to claim his benefits under the Plan or provide his current address to the Plan Administrator within one year after such notification, the distributable amount will be forfeited and used to reduce the cost of the Plan. If the Participant or Beneficiary is subsequently located, such benefit will be restored. If this Plan is terminated in accordance with Section 10.01, then any unrestored benefits which were previously forfeited in accordance with this paragraph will be restored prior to the application of Section 10.02.

9.09

Liability of Fiduciaries

Except for a breach of fiduciary responsibility due to gross negligence or willful misconduct, the Plan Administrator will not incur any individual liability for any decision, act, or failure to act hereunder. The Plan Administrator may engage agents to assist it and may engage legal counsel who may be counsel for the Employer. The Plan Administrator will not be responsible for any action taken or omitted to be taken on the advice of counsel.

9-2

If there is more than one person serving as a fiduciary in any capacity (for example, co-Trustees), each will use reasonable care to prevent the other or others from committing a breach of this Plan. Nothing contained in this Section will preclude any agreement allocating specific responsibilities or obligations among the co-fiduciaries provided that the agreement does not violate any of the terms and provisions of this Plan. In those instances where any duties have been allocated between co-fiduciaries, a fiduciary will not be liable for any loss resulting to the Plan arising from any act or omission on the part of another co-fiduciary to whom responsibilities or obligations have been allocated except under the following circumstances:

(a)

If he participates knowingly in, or knowingly undertakes to conceal, an act or omission of a co-fiduciary knowing the act or omission is a breach; or

(b)

If by his failure to comply with his specific responsibilities which give rise to his status as a fiduciary, he has enabled the other fiduciary to commit a breach; or

(c)

If he has a knowledge of a breach by a co-fiduciary, unless he makes reasonable efforts under the circumstances to remedy the breach.

9.10

Expenses of Administration

The Employer does not and will not guarantee the Plan Assets against loss. The Employer may in its sole discretion, but will not be obligated to, pay the ordinary expenses of establishing the Plan, including the fees of consultants, accountants and attorneys in connection therewith. The Employer may, in its sole discretion (but will not be obligated to), pay other costs and expenses of administering the Plan, the taxes imposed upon the Plan, if any, and the fees, charges or commissions with respect to the purchase and sale of Plan Assets. Unless paid by the Employer, such costs and expenses, taxes (if any), and fees, charges and commissions will be a charge upon Plan Assets and deducted by the Trustee.

9.11

Distribution Authority

If any person entitled to receive payment under this Plan is a minor, declared incompetent or is under other legal disability, the Plan Administrator may, in its sole discretion, direct the Trustee to:

(a)

Distribute directly to the person entitled to the payment; or

(b)

Distribute to the legal guardian or, if none, to a parent of the person entitled to payment or to a responsible adult with whom the person entitled to payment maintains his residence; or

(c)

Distribute to a custodian for the person entitled to payment under the Uniform Gifts to Minors Act if permitted by the laws of the state in which the person entitled to payment resides; or

(d)

Withhold distribution of the amount payable until a court of competent jurisdiction determines the rights of the parties thereto or appoints a guardian of the estate of the person entitled to payment.

If there is any dispute, controversy or disagreement between any Beneficiary or person and any other person as to who is entitled to receive the benefits payable under this Plan, or if the Plan Administrator is uncertain as to who is entitled to receive benefits, or if the Plan Administrator is unable to locate the person who is entitled to benefits, the Plan Administrator may with acquittance interplead the funds into a court of competent jurisdiction in the judicial district in which the Employer maintains its principal place of business and, upon depositing the funds with the clerk of the court, be released from any further responsibility for the payment of the benefits. If it is necessary for the Plan Administrator to retain legal counsel or incur any expense in determining who is entitled to receive the benefits, whether or not it is necessary to institute court action, the Plan Administrator will be entitled to reimbursement from the benefits for the amount of its reasonable costs, expenses and attorneys’ fees incurred.

9.12

Funding Policy

The Employer will establish a funding policy upon which contributions will be based bearing in mind both the short-run and long-run needs and goals of the Plan. The Plan Administrator will periodically review the funding policy for its appropriateness under the circumstances then prevailing and recommend to the Employer any changes in the funding policy which the Plan Administrator considers appropriate. As an aid to the Plan Administrator in reviewing the funding policy, the Actuary appointed by the Plan Administrator will make periodic actuarial valuations of the assets and liabilities of the Plan and will advise the Plan Administrator of the results of the valuations.

9-3

ARTICLE 10

AMENDMENT OR TERMINATION OF PLAN

10.01

Right of Plan Sponsor to Amend or Terminate

(a)

Right to alter, amend, revoke or terminate

The Plan Sponsor reserves the right to alter, amend, revoke or terminate this Plan by action of the Board of Directors. No amendment will deprive any Participant or Beneficiary of any vested right nor will it reduce the present value (determined upon an Actuarial Equivalent basis) of any Accrued Benefit to which he is then entitled with respect to Employer contributions previously made, except as may be required to maintain the Plan as a qualified plan under the Code. No amendment will change the duties or responsibilities of the Trustee without its express written consent thereto.

(b)

Effect on early retirement benefits

A plan amendment which has the effect of (i) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (ii) eliminating an optional benefit form, will, with respect to benefits attributable to service before the amendment be treated as reducing Accrued Benefits. In the case of a retirement-type subsidy, the preceding sentence will apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement but does not include a disability retirement benefit, a medical benefit, a Social Security supplement, a pre-retirement death benefit, or a plant shutdown benefit (that does not continue after retirement).

(c)

Minimum Accrued Benefit

A minimum Accrued Benefit value will apply if this Plan is or becomes a successor to a profit sharing plan, a defined contribution pension plan, a target benefit plan, or a defined benefit pension plan which was fully insured, or any plan under which the accrued benefit of a Participant was determined as a lump sum or account balance. The Actuarial Equivalent value of a Participant’s Accrued Benefit will not be less than the Actuarial Equivalent value of his Accrued Benefit on the Effective Date of the Plan.

10.02

Allocation of Assets Upon Termination of Plan

If this Plan is revoked or terminated (in whole or in part), the rights of each Participant with respect to benefits accrued to the date of revocation, termination or partial termination will become nonforfeitable (to the extend funded).

The Employer will comply with any legal requirements to notify the Internal Revenue Service (IRS) and, if this Plan is covered by Plan Termination Insurance under Federal law, the Pension Benefit Guaranty Corporation (PBGC).

The Employer will then arrange for allocation of all assets among Participants in accordance with an actuarial valuation meeting the requirements of all applicable laws and the regulations and requirements of the IRS and the PBGC. Allocation of assets among Participants will be in the following order of priority:

(a)

First, to any Deductible Voluntary Account, Nondeductible Voluntary Account or Rollover Account;

(b)

Second, to that portion, if any, of each Participant’s accrued benefit which is derived from the Participant’s mandatory contributions;

(c)

Third, to retirement benefits which were in pay status or were available to a Participant 3 years before the date of severance of the Plan based on Plan provisions in effect 5 years before the date of severance;

(d)

Fourth, to all other benefits guaranteed by the PBGC (determined without regard to section 4022(b)(5) of ERISA and as if section 4022(b)(6) of ERISA did not apply);

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(e)

Fifth, to all other vested benefits; and

(f)

Sixth, to all other benefits.

If Plan assets are not sufficient to provide the total amount required in any classification, the allocation will be proportionately reduced for all Participants for benefits in such classification. Any part of a vested benefit not guaranteed by the PBGC will take precedence after all benefits which are guaranteed. The allocation procedure and methods used will be subject to requirements of law and to any modification required by either the PBGC or the IRS.

If upon termination of the Trust, all liabilities of the Plan to Participants and other persons have been satisfied and all expenses of terminating the Plan and distributing the Plan Assets have been paid, any excess assets arising from erroneous actuarial computation will revert to the Participating Employer.

The rights of the Participants or, in the case of a partial termination, the rights of the Participants affected by the partial termination will be nonforfeitable as to benefits accrued to the date of severance, to the extent funded. All allocated amounts will be retained in the Plan to the credit of the individual Participants until distribution as directed by the Employer. Distribution to Participants may be in the form of cash, other Plan Assets, nontransferable annuity contracts, or partly in each.

In the event of the termination of the Plan, the benefit of any Highly Compensated Employee (and any Highly Compensated Former Employee) will be limited to a benefit which is nondiscriminatory in accordance with the provisions of section 401(a)(4) of the Code.

10.03

Exclusive Benefit

At no time will any part of the principal or income of the Plan Assets be used or diverted for purposes other than the exclusive benefit of Participants in the Plan and their Beneficiaries, nor may any portion of the Plan Assets revert to the Employer except as provided in sections 8.08 and 10.02.

10.04

Failure to Qualify

Notwithstanding any of the foregoing provisions, if this Plan, upon adoption by the Employer, is submitted to the Internal Revenue Service which then determines that the Plan as initially adopted by the Employer is not a qualified plan under the Code, the Employer may elect to terminate this Plan by giving written notice thereof. Such termination will have the same effect as if the Plan were never adopted, all policies and contracts will be canceled, and all contributions, to the extent recoverable from the Trustee, will be returned to their source. If any amendment to this Plan is submitted to the Internal Revenue Service within the period allowed under section 401(b) of the Code which then determines that the Plan as amended is not a qualified plan under the Code, the Employer may cancel or modify any or all provisions of the amendment retroactive to the effective date of the amendment in order to maintain the qualified status of the Plan, whereupon written notice thereof will be furnished to all affected Employees, Participants and Beneficiaries.

10.05

Mergers, Consolidations or Transfers of Plan Assets

In the event this Plan is merged or consolidated with another plan which is qualified under Code sections 401(a) (and 501(a) if applicable) of the Code, or in the event of a transfer of the assets or liabilities of this Plan to another plan which is qualified under sections 401(a) (and 501(a) if applicable) of the Code, the benefit which each Participant would be entitled to receive under the successor plan or other plan if it were terminated immediately after the merger, consolidation or transfer will be equal to or greater than the benefit which the Participant would have received immediately before the merger, consolidation or transfer if this Plan had then terminated.

Any transfer of assets and/or liabilities to (or from) this Plan from (or to) another plan qualified under sections 401(a) (and 501(a) if applicable) of the Code will be evidenced by a Written Resolution by the plan sponsor of each affected plan which specifically authorizes such transfer of assets and/or liabilities.

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10.06

Effect of Plan Amendment on Vesting Schedule

No amendment to the Vesting Schedule will deprive a Participant of his nonforfeitable right to his Vested Accrued Benefit as of the date of the amendment. Further, if the Vesting Schedule of the Plan is amended, or if the Plan is amended in any way that directly or indirectly affects the computation of a Participant’s non-forfeitable percentage, each Participant with at least 3 Years of Vesting Service as of the last day of the election period described below may elect, within a reasonable period after the adoption of the amendment, to have his Vested Percentage computed under the Plan without regard to such amendment. The period during which such election may be made will commence with the date the amendment is adopted and will end 60 days after the latest of:

(a)

The date the amendment is adopted; or

(b)

The date the amendment becomes effective; or

(c)

The date the Participant is issued written notice of the amendment by the Employer.

10.07

Early Termination of Plan

The provisions of this section will apply only with respect to Participants who are Highly Compensated Employees and Highly Compensated Former Employees (herein called Restricted Participants). In any one year, the total number of Restricted Participants is limited to a total of the 25 Highly Compensated Employees and Highly Compensated Former Employees of the Participating Employer with the greatest Compensation in the current or any prior Plan Year.

The annual benefit to which a Restricted Participant will be entitled is limited to:

(a)

A straight life annuity which is the actuarial equivalent of the Participant’s Accrued Benefit and other benefits to which the Participant is entitled under the provisions of the Plan (other than a Social Security supplement); plus

(b)

The amount of payments the Participant is entitled to receive under a Social Security supplement.

Notwithstanding the foregoing, the restrictions of this section do not apply if any one of the following requirements is satisfied:

(a)

After the payment to a Restricted Participant of all benefits payable under the Plan, the market value of Plan Assets is not less than 110% of the value of current liabilities as defined in section 412(l)(7) of the Code; or

(b)

The value of benefits payable to a Restricted Participant is less than 1% of the current liabilities before such distribution; or

(c)

The value of benefits payable to a Restricted Participant does not exceed the amount described in section 411(a)(11)(A) of the Code concerning restrictions on certain mandatory distributions.

For purposes of the above calculations, the market value of Plan Assets and the value of current liabilities are to be determined in a manner which is consistent with Treasury Regulation 1.401(a)(4)-5(b).

10.08

Action by Employer

Any action by the Employer under this Plan may be by resolution of its Board of Directors, or by any person or persons duly authorized by resolution of said Board to take such action.

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ARTICLE 11

Trustee and Trust Fund

11.01

Acceptance of Trust

The Trustee, by signing this Agreement, accepts this Trust and agrees to perform the duties of the Trustee in accordance with the terms and conditions set forth herein.

11.02

Trust Fund

(a)

Purpose and Nature

The Trustee will establish and maintain a Trust Fund for purposes of providing a means of accumulating the assets necessary to provide the benefits which become payable under the Plan. The Trustee will receive, hold and invest all contributions made by the Employer, any Participating Employers, and the Participants, including the investment earnings thereon. The Trust Fund arising from such contributions and earnings will consist of all assets held by the Trustee under the Plan and Trust. All benefits payable under the Plan will be paid by the Trustee from the Trust Fund.

Any person having any claim under the Plan will look solely to the assets of the Trust Fund for satisfaction. In no event will the Plan Administrator, the Employer, any Employees, any officer of the Employer or any agents of the Employer or the Plan Administrator be liable in their individual capacities to any person whomsoever, under the provisions of this Plan and Trust, except as provided by law.

The Trust Fund will be used and applied only in accordance with the provisions of the Plan and Trust, to provide the benefits thereof, and no part of the corpus or income of the Trust Fund will be used for, or diverted to, purposes other than for the exclusive benefit of the Participants or their Beneficiaries entitled to benefits under the Plan, except to the extent specifically provided elsewhere herein.

(b)

Investments

The Trustee will invest the Trust Fund in accordance with the investment policy for the Trust Fund considering the fiduciary requirements of law, the objectives of the Plan, and the liquidity needs of the Plan.

(c)

Investment Policy

The Plan Sponsor (or the Plan Administrator or an Investment Committee appointed by the Plan Sponsor) will have the right to periodically provide the Trustee with a written investment policy which, in consideration of the needs of the Plan, sets forth the investment objectives, policies, and guidelines which the Plan Sponsor judges to be appropriate and prudent.

If a written investment policy is not so provided, then the Trustee will set forth the investment policy for the Plan. In doing so, the Trustee may consult with the Plan Sponsor (or the Plan Administrator or an Investment Committee appointed by the Plan Sponsor) to secure information with regard to Plan Sponsor investment objectives and general investment policy.

(d)

Operation of Trust Fund

The Trust Fund will be maintained in accordance with the accounting requirements of the Plan. No Participant will have any right to any specific asset or any specific portion of the Trust Fund prior to distribution of benefits. Withdrawals from the Trust Fund will be made to provide benefits to Participants and Beneficiaries in the amounts specified by the Plan, and to pay expenses authorized by the Plan Administrator.

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(e)

Plan Sponsor Direction of Investment

The Plan Sponsor will have the right to direct the Trustee with respect to the investment and reinvestment of assets comprising the Trust Fund. The Trustee and the Plan Sponsor (or the Plan Administrator or an Investment Committee appointed by the Plan Sponsor) will execute a letter of agreement as a part of this Plan containing such conditions, limitations and other provisions they deem appropriate before the Trustee will follow any Plan Sponsor direction with respect to the investment or reinvestment of any part of the Trust Fund.

11.03

Receipt of Contributions

The Trustee will be accountable to the Employer for the funds contributed to it, but will have no duty to see that the contributions received comply with the provisions of the Plan. The Trustee will not be obligated to collect any contributions from the Employer or the Participants.

11.04

Powers of the Trustee

Subject to the provisions and limitations contained elsewhere in this Plan, the Trustee will have full discretion and authority with regard to the investment of the Trust Fund. The Trustee is authorized and empowered, but not by way of limitation, with the following powers, rights and duties:

(a)

To invest any part or all of the Trust Fund in any common or preferred stocks, open-end or closed-end mutual funds, United States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper, U.S. Treasury bills, book entry deposits with the United States Federal Reserve Bank or System, Master Notes or similar arrangements sponsored by the Trustee or any other financial institution as permitted by law, improved or unimproved real estate situated in the United States, mortgages, notes or other property of any kind, real or personal, as a prudent man would so invest under like circumstances with due regard for the purposes of this Plan. Any investment made or retained by the Trustee in good faith will be proper but must be of a kind constituting a diversification considered by law suitable for trust investments;

(b)

To maintain any part of the assets of the Trust Fund in cash, or in demand or short-term time deposits bearing a reasonable rate of interest (including demand or short-term time deposits of or with the Trustee), or in a short-term investment fund or in other cash equivalents having ready marketability, including, but not limited to, U.S. Treasury Bills, commercial paper, certificates of deposit (including such certificates of deposit of or with the Trustee), and similar types of short-term securities, as may be deemed necessary by the Trustee in its sole discretion;

(c)

To manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such considerations and on such terms and conditions as the Trustee will decide;

(d)

To credit and distribute the Trust as directed by the Plan Administrator or any agent of the Plan Administrator. The Trustee will not be obliged to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee will be accountable only to the Plan Administrator for any payment or distribution made by it in good faith on the order or direction of the Plan Administrator or any agent of the Plan Administrator;

(e)

To borrow money, assume indebtedness, extend mortgages and encumber by mortgage or pledge;

(f)

To compromise, contest, arbitrate, or abandon claims and demands, in its discretion;

(g)

To have with respect to the Trust all of the rights of an individual owner, including the power to give proxies, to participate in any voting trusts, mergers, consolidations or liquidations, and to exercise or sell stock subscriptions or conversion rights;

(h)

To hold any securities or other property in the name of the Trustee or its nominee, or in another form as it may deem best, with or without disclosing the trust relationship;

11-2

(i)

To perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust;

(j)

To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until final adjudication is made by a court of competent jurisdiction;

(k)

To file all tax forms or returns required of the Trustee;

(l)

To begin, maintain or defend any litigation necessary in connection with the administration of the Plan, except that the Trustee will not be obligated to or required to do so unless indemnified to its satisfaction; and

(m)

To keep any or all of the Trust property at any place or places within the United States or abroad, or with a depository or custodian at such place or places; provided, however, that the Trustee may not maintain the indicia of ownership of any assets of the Plan outside the jurisdiction of the District Courts of the United States, except as may be expressly authorized in U.S. Treasury or U.S. Department of Labor regulations.

11.05

Investment in Common or Collective Trust Funds

Notwithstanding the provisions of section 11.04, the Plan Sponsor specifically authorizes the Trustee to invest all or any portion of the assets comprising the Trust Fund in any common or collective trust fund which at the time of the investment provides for the pooling of the assets of plans qualified under section 401(a) of the Code. The authorization applies only if such common or collective trust fund: (a) is exempt from taxation under section 584 or 501(a) of the Code; (b) if exempt under section 501(a) of the Code, expressly limits participation to pension and profit sharing trusts which are exempt under section 501(a) of the Code by reason of qualifying under section 401(a) of the Code; (c) prohibits that part of its corpus or income which equitably belongs to any participating trust from being used for or diverted to any purposes other than for the exclusive benefit of the Employees or their Beneficiaries who are entitled to benefits under such participating trust; (d) prohibits assignment by participating trust of any part of its equity or interest in the group trust; and (e) the sponsor of the group trust created or organized the group trust in the United States and maintains the group trust at all times as a domestic trust in the United States. The provisions of the common or collective trust fund agreement, as amended by the Trustee from time to time, are by this reference incorporated within this Plan and Trust. The provisions of the common or collective trust fund will govern any investment of Plan Assets in that fund. This provision constitutes the express permission required by section 408(b)(8) of ERISA.

11.06

Investment in Insurance Company Contracts

The Trustee may invest any portion of the Trust Fund in a deposit administration, guaranteed investment or similar type of investment contract (hereinafter referred to as Contract); provided, however, that no such Contract may provide for an optional form of benefit which would not be provided for under the provisions hereof. The Trustee will be the complete and absolute owner of Contracts held in the Trust Fund.

The Trustee may convert from one form to another any Contract held in the Trust Fund; designate any mode of settlement; sell or assign any Contract held in the Trust Fund; surrender for cash any Contract held in the Trust Fund; agree with the insurance company issuing any Contract to any release, reduction, modification or amendment thereof; and, without limitation of any of the foregoing, exercise any and all of the rights, options and privileges that belong to the absolute owner of any Contract held in the Trust Fund that are granted by the terms of any such Contract or by the terms of this Agreement.

The Trustee will hold in the Trust Fund the proceeds of any sale, assignment or surrender of any Contract held in the Trust Fund and any and all dividends and other payments of any kind received in respect to any Contract held in the Trust Fund.

11-3

No insurance company which may issue any Contract based upon the application of the Trustee will be responsible for the validity of this Plan, be required to look into the terms of this Plan, be required to question any act of the Plan Administrator or the Trustee hereunder or be required to verify that any action of the Trustee is authorized by this Plan. If a conflict should arise between the terms of the Plan and any such Contract, the terms of the Plan will govern.

11.07

Fees and Expenses from Fund

The Trustee will be entitled to receive reasonable annual compensation as may be mutually agreed upon from time to time between the Plan Sponsor and the Trustee. The Trustee will pay all expenses reasonably incurred by it in its administration and investment of the Trust Fund from the Trust Fund unless the Plan Sponsor pays the expenses. No person who is receiving full pay from the Plan Sponsor will receive compensation for services as Trustee.

11.08

Records and Accounting

The Trustee will keep full and complete records of the administration of the Trust Fund which the Employer and the Plan Administrator may examine at any reasonable time. As soon as practical after the end of each Plan Year and at such other reasonable times as the Employer may direct, the Trustee will prepare and deliver to the Employer and the Plan Administrator an accounting of the administration of the Trust, including a report on the valuation of all assets of the Trust Fund, such valuation to be based upon the fair market value on the valuation date.

11.09

Distribution Directions

If no one claims a payment or distribution made from the Trust, the Trustee will notify the Plan Administrator and will dispose of the payment in accordance with the subsequent direction of the Plan Administrator.

11.10

Third Party

No person dealing with the Trustee will be obligated to see to the proper application of any money paid or property delivered to the Trustee, or to inquire whether the Trustee has acted pursuant to any of the terms of the Plan. Each person dealing with the Trustee may act upon any notice, request or representation in writing by the Trustee, or by the Trustee’s duly authorized agent, and will not be liable to any person whomsoever in so doing. The certification of the Trustee that it is acting in accordance with the Plan will be conclusive in favor of any person relying on the certification.

11.11

Professional Agents

The Trustee may employ and pay from the Trust Fund reasonable compensation to agents, attorneys, accountants and other persons to advise the Trustee as in its opinion may be necessary. The Trustee may delegate to any agent, attorney, accountant or other person selected by it any non-Trustee power or duty vested in it by the Plan; the Trustee may act or refrain from acting on the advice or opinion of any agent, attorney, accountant or other person so selected.

11.12

Valuation of Trust

The Trustee will value the Trust Fund as of the last day of each Plan Year to determine the fair market value of the Trust, and the Trustee will value the Trust Fund on such other date(s) as may be necessary to carry out the provisions of the Plan.

11.13

Liability of Trustee

The Trustee will be liable only for the safeguarding and administration of the assets of this Trust Fund in accordance with the provisions hereof and any amendments hereto and no other duties or responsibilities will be implied. The Trustee will not be required to pay any interest on funds paid to or deposited with it or to its credit under the provisions of this Trust, unless pursuant to a written agreement between the Employer and the Trustee. The Trustee will not be responsible for the adequacy of the Trust Fund to meet and discharge any liabilities under the Plan and will not be required to make any payment of any nature except from funds actually received as Trustee. The Trustee may consult with legal counsel (who may be legal counsel for the Employer) selected by the Trustee and will be fully protected for any action taken, suffered or omitted in good faith in accordance with the opinion of said legal counsel. It will not be the duty of the Trustee to determine the identity or mailing address of any Participant or any other person entitled to benefits hereunder, such identity and mailing addresses to be furnished by the Employer, the Plan Administrator or an agent of the Plan Administrator. The Trustee will be under no liability in making payments in accordance with the terms of this Plan and the certification of the Plan Administrator or an agent of the Plan Administrator who has been granted such powers by the Plan Administrator.

11-4

Except to the extent required by any applicable law, no bond or other security for the faithful performance of duty hereunder will be required of the Trustee.

11.14

Removal or Resignation and Successor Trustee

A Trustee may resign at any time upon giving 30 days prior written notice to the Plan Sponsor or, with the consent of the Plan Sponsor, a Trustee may resign with less than 30 days prior written notice.

The Plan Sponsor may remove a Trustee by giving at least 30 days prior written notice to the Trustee.

Upon the removal or resignation of a Trustee, the Plan Sponsor will appoint and designate a successor Trustee which will be one or more individual successor Trustees or a corporate Trustee organized under the laws of the United Sates or of any state thereof with authority to accept and execute trusts. Any successor Trustee must accept and acknowledge in writing its appointment as a successor Trustee before it can act in such capacity.

Title to all property and records or true copies of such records necessary to the current operation of the Trust Fund held by the Trustee hereunder will vest in any successor Trustee acting pursuant to the provisions hereof, without the execution or filing of any further instrument. Any resigning or removed Trustee will execute all instruments and do all acts necessary to vest such title in any successor Trustee of record. Each successor Trustee will have, exercise and enjoy all the powers, both discretionary and ministerial, herein conferred upon his predecessor. No successor Trustee will be obligated to examine the accounts, records and acts of any previous Trustee or Trustees, and each successor Trustee in no way or manner will be responsible for any action or omission to act on the part of any previous Trustee.

Any corporation which results from any merger, consolidation or purchase to which the Trustee may be a party, or which succeeds to the trust business of the Trustee, or to which substantially all the trust assets of the Trustee may be transferred, will be the successor to the Trustee hereunder without any further act or formality with like effect as if the successor Trustee had originally been named Trustee herein; and in any such event it will not be necessary for the Trustee or any successor Trustee to give notice thereof to any person, and any requirement, statutory or otherwise, that notice will be given is hereby waived.

11.15

Appointment of Investment Manager

One or more Investment Managers may be appointed by the Plan Sponsor (or the Plan Administrator) to exercise full investment management authority with respect to all or a portion of the Trust assets. Authorized payment of the fees and expenses of the Investment Manager(s) may be made from the Trust assets. For purposes of this agreement, any Investment Manager so appointed will, during the period of his appointment, possess fully and absolutely those powers, rights and duties of the Trustee (to the extent delegated by the Plan Sponsor or the Plan Administrator) with respect to the investment or reinvestment of that portion of the Trust assets over which the Investment Manager has investment management authority. The Investment Manager must be one of the following:

(a)

Registered as an investment advisor under the Investment Advisors Act of 1940; or

(b)

A bank, as defined in the Investment Advisors Act of 1940; or

(c)

An insurance company qualified to manage, acquire, or dispose of such Plan assets under the laws of more than one state.

11-5

Any Investment Manager will acknowledge in writing to the Plan Sponsor or the Plan Administrator and to the Trustee that he or it is a fiduciary with respect to the Plan. During any period of time when the Investment Manager is so appointed and serving, and with respect to those assets in the Plan over which the Investment Manager exercises investment management authority, the Trustee’s responsibility will be limited to holding such assets as a custodian, providing accounting services, disbursing benefits as authorized, and executing such investment instructions only as directed by the Investment Manager. The Trustee will not be responsible for any acts or omissions of the Investment Manager. Any certificates or other instruments duly signed by the Investment Manager (or the authorized representative of the Investment Manager), purporting to evidence any instruction, direction or order of the Investment Manager with respect to the investment of those assets of the Plan over which the Investment Manager has investment management authority, will be accepted by the Trustee as conclusive proof thereof. The Trustee will also be fully protected in acting in good faith upon any notice, instruction, direction, order, certificate, opinion, letter, telegram or other document believed by the Trustee to be genuine and from the Investment Manager (or the authorized representative of the Investment Manager). The Trustee will not be liable for any action taken or omitted by the Investment Manager or for any mistakes of judgment or other action made, taken or omitted by the Trustee in good faith upon direction of the Investment Manager.

11-6

IN WITNESS WHEREOF, this instrument has been executed by the duly authorized and empowered officers of the Participant Employer, this ________ day of _____________________, _________.

Hudson River Bank and Trust Company
By:

(Signature)

Name:

(Print)

Title:

By:

(Signature)

Name:

(Print)

Title:

The Trustee agrees to continue to serve as Trustee under the terms of this instrument.

By:

(Signature)

Name:

(Print)

Title: